UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Courtney R. Taylor
Capital World Bond Fund
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund®

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Special feature

Your fund: a distinctive approach for 25 years

See page 4

Annual report for the year ended September 30, 2012

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012:

Class A shares	1 year	5 years	10 years
Reflecting 3.75% maximum sales charge	3.83%	4.86%	7.22%

The total annual fund operating expense ratio is 0.89% for Class A shares as of the prospectus dated December 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.32%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.42%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Capital World Bond Fund’s past fiscal year, ended September 30, 2012, was marked by volatile markets. Dramatic shifts in investor sentiment occurred amid a deteriorating global economic outlook, twists and turns in the euro zone debt crisis and unconventional central bank actions. In this unsettled environment, the fund produced a 12-month total return of 7.89%. Fund investors received dividends totaling 44.2 cents a share during the period.

The fund’s return far exceeded that of the unmanaged Barclays Global Aggregate Index, which rose 5.07%. Meanwhile, the Lipper Global Income Funds Index gained 7.94%. This peer group measure includes some funds that — unlike this fund — invest proportionately more of their assets in bonds that could involve a relatively high level of risk, such as below-investment-grade corporate bonds (rated Ba/BB and below) and developing-market issuance.

Relative to the market index, the fund’s 12-month return was helped most by its currency exposure. Lower relative exposure to the euro and Japanese yen proved particularly beneficial. Issuer selection also had a positive impact, as did lower exposure to Japanese bonds and higher exposure to Mexican bonds. As you can see in the table below, the fund sustains its 10-year advantage over its benchmark and peers.

United States

Despite some encouraging data, the U.S. recovery appeared fragile. In particular, the stubbornly high unemployment rate cast a shadow over other notable economic bright spots. Concerned by the overall picture, the Federal Reserve announced on September 13 that it would purchase $40 billion in mortgage-backed securities each month until the employment situation improves, and that it could keep interest rates low through mid-2015.

[Begin Sidebar]
Results at a glance
For periods ended September 30, 2012, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime1
Capital World Bond Fund
(Class A shares)	7.89%	5.67%	7.63%	7.27%

Barclays Global
Aggregate Index2	5.07	6.22	6.45	7.23

Lipper Global Income
Funds Index	7.94	5.92	6.51	—	3

1 Since August 4, 1987.
2 The Barclays Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses.

3 This index did not exist prior to December 30, 1988.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

4	Your fund: a distinctive approach for 25 years

For a quarter of a century, a clear focus on truly diversified, research-driven, risk-aware investing has helped Capital World Bond Fund to follow its own path. Here, the fund’s experienced portfolio counselors talk about maintaining this distinctive approach amid the rapidly changing global bond market.

Contents

1	Letter to investors

3	The value of a long-term perspective

10	About your fund

12	Summary investment portfolio

16	Financial statements

35	Board of trustees and other officers
[End Sidebar]

Over a volatile 12 months, yields (which move inversely to prices) for longer maturity U.S. Treasuries declined somewhat. Five- and 10-year Treasuries yields touched record lows in July 2012 and, overall, Treasuries generated a 12-month return of 2.99%. Among corporate bonds, several sectors posted double-digit returns. U.S. companies are, on the whole, in relatively good financial shape — many have a large amount of cash on their balance sheet. Broadly, returns for high-yield corporate bonds far exceeded those of their investment-grade (Baa/BBB and above) counterparts.

Relative to the market index, the fund’s generally higher exposure to the U.S. dollar helped. As of September 30, 2012, U.S.-dollar-denominated bonds accounted for 46.8% of the fund’s portfolio, before currency hedging.

Europe

The next largest proportion of the portfolio, 27.8% before currency hedging, was invested in European bonds. Mostly, these were German government bonds, whose total returns the portfolio counselors view as relatively resilient. The debt crisis continued to be a major source of instability, though European authorities took several decisive steps to counter it. Earlier in the period, the European Central Bank (ECB) provided two rounds of large-scale funding to banks, which helped allay fears of a banking system collapse, and Greek government bonds were restructured. In March 2012, however, investor sentiment soured once more amid rising concern about whether some countries could meet tough fiscal targets and implement necessary reforms as their economies struggled. In late July 2012, ECB President Mario Draghi promised that the central bank would do “whatever it takes” to preserve the euro. In September 2012, the central bank approved a plan to buy unlimited amounts of sovereign debt from struggling euro-zone nations. This unprecedented move was aimed at lowering borrowing costs and boosting the economy of Spain and other troubled euro-zone countries.

Other developed markets

Japanese bonds accounted for 11.8% of the portfolio (before currency hedging) as of September 30, 2012. Later in the period, a stream of weak data raised fears of recession. With government bond yields already relatively low, Japan’s bonds generated only modest returns as yields fell across the globe. Despite the fund’s lower relative exposure to the yen, in absolute terms it is a significant exposure — something we view as potentially beneficial for the fund’s results in a more volatile market.

Developing markets

Yields for developing-country bonds declined. Returns for both local currency and U.S.-dollar-denominated bonds were generally positive, and in many countries reached double digits. In droves, governments and companies took advantage of lower borrowing rates and strong investor demand. As of fiscal year-end, 2012 was on track to break the annual record for developing-market debt issuance.

Looking ahead

While it’s encouraging that Europe has begun to more robustly address its debt crisis and some of its daunting structural problems, great economic challenges remain in Spain and several other nations. The ECB, the Fed and other governments and central banks have pushed policy levers to greater extremes, extending unconventional measures such as near-zero interest rates and bond buying. These policies have helped to create a low-yield environment in some key developed markets, while inflation is a concern in some other countries where growth has been relatively robust. The fund’s global scope means that it can search for opportunities in many different areas. At fiscal year-end, the fund was invested in more than 350 issuers, from 63 countries, denominated in 24 currencies. The majority of the holdings were investment-grade.

It is quite possible that investor confidence will remain fragile in the face of the sizable government debt burdens, fiscal woes and challenging outlook among many developed-market economies. Irrespective of the market environment, the portfolio counselors manage the fund with a long-term approach — seeking to generate consistent returns for fund investors. As the global bond market has transformed over the past quarter century, this commitment to research-driven and risk-aware investing has remained steadfast. We invite you to read the feature on page 4, where the portfolio counselors share some insights about the fund’s distinctive approach.

Finally, we’d like to thank Ellen Carr, who is leaving the fund, for her three years of service as a portfolio counselor. It’s our pleasure to announce that Marc Linden, who has 17 years of high-yield bond investment experience with our organization, has joined the roster of portfolio counselors. Whether you are one of the fund’s longer term investors — or one of the many thousands who have bolstered our ranks in the last year — thank you for your continued support.

We look forward to reporting to you again in six months.

Cordially,

/s/ Mark H. Dalzell

Mark H. Dalzell
President

November 9, 2012

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended 9/30	Capital World Bond Fund3	Citigroup World Government Bond Index3	Consumer Price Index (inflation)5	Barclays Global Aggregate Index3,4

8/4/87	$9,625	$10,000	$10,000	$10,000
*1987	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,256
1993	17,332	19,187	12,750	18,741
1994	17,225	19,535	13,128	18,713
1995	20,343	22,696	13,462	21,667
1996	21,903	23,649	13,866	22,909
1997	22,863	24,219	14,165	24,151
1998	24,330	27,023	14,376	27,258
1999	24,252	27,152	14,754	26,847
2000	23,308	26,093	15,264	26,265
2001	24,748	27,831	15,668	28,358
2002	26,967	30,744	15,905	31,017
2003	32,721	35,167	16,274	34,897
2004	35,325	37,629	16,687	37,171
2005	37,635	38,766	17,469	38,358
2006	38,783	39,632	17,830	39,591
2007	42,716	43,077	18,321	42,838
2008	42,261	45,620	19,225	44,039
2009	47,829	51,907	18,978	49,991
2010	51,478	54,496	19,195	53,018
2011	52,156	57,007	19,938	55,138
2012	56,272	58,883	20,335	57,931
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3With dividends and capital gains reinvested or interest compounded.
4Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and, therefore, have no expenses.
Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2012)*

	1 year	5 years	10 years
Class A shares	3.83%	4.86%	7.22%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.89% for Class A shares as of the prospectus dated December 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

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Your fund: a distinctive approach for 25 years

For a quarter of a century, a clear focus on truly diversified, research-driven, risk-aware investing has helped Capital World Bond Fund to follow its own path. Here, the fund’s experienced portfolio counselors talk about maintaining this distinctive approach amid the rapidly changing global bond market.

Global bond funds come in many hues. With yields generally low among developed-country bonds, heavily focusing investments on potentially higher yielding segments of the global market is one possible path to higher returns in the near term. The trouble is, concentrating investments in areas such as below investment-grade corporate bonds (Ba/BB and below) and developing-market debt can entail a relatively high level of risk. It can create volatile longer term results, and that’s something that’s just not in Capital World Bond Fund’s DNA.

Ever since its launch in 1987, the fund has followed its own path — characterized by a steadfast commitment to investing that is globally diversified, research-driven and risk-aware. In other words, the fund has been consistent — in terms of its measured approach to longer term investing, as well as its track record of generating favorable results relative to the benchmark and its peer group over most 10-year periods ending at fiscal year-end.

The notion of consistency stretches to the fund’s investment professionals. Many of the portfolio counselors have been involved with the fund for most of their careers. “That continuity has, in our view, played a crucial role in helping the fund deliver longer term returns to investors,” says portfolio counselor Mark Dalzell. Four of the five portfolio counselors have been with the fund for more than 10 years. Of this quartet, Mark has been involved with the fund for 22 years, and Jim Mulally was the original, lone portfolio counselor in 1987 (see “Naturally diversified” on page 7).

Now “global” actually means global

The fund’s portfolio is truly global in scope — emphasizing diversification, not concentration. “Right from the very start, we wanted the fund to be ‘benchmark-aware,’” says Mark. “So while our goal is to generate a high total return for investors, we want to try to do that without heavy concentrations in particular areas, relative to the overall market.”

The market has changed dramatically over the past 25 years. To represent the bond markets in which the fund could invest, nine flags — those of the United States, United Kingdom, Germany, Japan, France, Australia, Canada, the Netherlands and Switzerland — were arranged in a circle on the cover of the first report sent to investors. At the time, the fund was actually invested in just six of those countries, with exposure to six currencies — including one, the Deutsche mark, that hasn’t existed for over a decade. “The global market of the 1980s wasn’t too ‘global.’ It was quite U.S.-centric. A handful of developed-market governments issued bonds that were available to U.S.-based investors, and Corporate America accounted for much of the rest,” says Jim.

Fast forward to the future, and the transformation has been breathtaking. Recent estimates put the size of the global market in 2012 at close to $100 trillion (to put this in context, that’s about three times the size of the U.S. bond market and more than six times the size of the U.S. economy, as measured by its gross domestic product). Today’s market, therefore, is about triple the size it was in 2000. As of September 30, 2012, the fund was invested in more than 350 issuers, from 63 countries, denominated in 24 currencies. The majority of the fund’s holdings were investment-grade (Baa/BBB and above). As of fiscal year-end, the fund was invested in bonds issued by more than 265 companies and 51 governments around the world. Put another way, if that same graphical concept and scale of representing geographical diversification from the first report had been revisited on the present cover, the page size would have had to be increased sevenfold to accommodate today’s circle of flags. It’s also worth emphasizing that in addition to skyrocketing in U.S. dollar terms over the past quarter century, the market has also grown increasingly diverse.

[Begin Photo Caption]
[photo of James Mullaly]
[photo of Mark Dalzell]
Portfolio counselors James Mulally (top) and Mark Dalzell (bottom) in London, during the fund’s early days in 1988.
[End Photo Caption]

New markets, new opportunities

Segments of the market that either didn’t exist 25 years ago, or were small and illiquid (meaning it was not that easy to buy or sell securities), have become established parts of the investment landscape. Examples include mortgage-backed securities, developing-market bonds, high-yield bonds and inflation-linked bonds. “The fund has the flexibility to search for opportunities in many different areas,” says portfolio counselor Thomas Hogh, who was first involved with the fund as an analyst in the early 1990s. “The global bond market now includes so much diversity that there’s almost always some portion that offers potentially attractive returns.” (See “A different time, a different place,” page 8.)

Below investment-grade corporate bonds offer an example of a market segment that has matured over the past 25 years. “The breadth of opportunities among high-yield issuers seems as great as it has ever been,” says Marc Linden, (the most recent addition to the fund’s lineup of experienced portfolio counselors) who is focused on high-yield bonds. “From being a very U.S.-centric market, predominantly used by firms to finance buyouts, it has become a more common funding choice for a variety of companies in the U.S., Europe, Latin America and elsewhere.” At fiscal year-end, 3.3% of the fund’s assets was invested in high-yield corporate bonds.

Similarly, portfolio counselor Rob Neithart says the “opportunity set” among developing-market bonds — his area of focus — also appears unprecedented. “Recent growth in the volume, diversity and credit quality of issuance has been particularly noteworthy,” he adds. By way of example he points to the many countries that now have a fully formed investment-grade yield curve in their own currency — with bonds of various maturities issued and easily bought and sold. Five years ago it was not uncommon for the fund to own just a single bond from a particular government issuer. “Now, in Poland or Mexico, for example, we are able to pursue as flexible a strategy as we can in longer established bond markets. We can actively manage our interest rate risk, or seek to benefit from shifts in relative value between bonds of different maturity, or between inflation-linked and nominal bonds.”

Unlike nominal (traditional) bonds, inflation-linked issues have coupons that include additional payments that factor in inflation — ensuring that bond owners receive coupon payments that are not hurt by inflation. “Inflation-linked bonds have been a fast-growing segment of the broader market,” says analyst Kevin Adams, who also invests as part of the analyst-managed portion of the fund’s portfolio. “There were only a handful of sovereign issuers in the fund’s early years — now there are more than 20.” The United Kingdom was the first major issuer in 1981. The global market didn’t really begin to take off until the U.S. began to issue Treasury Inflation-Protected Securities (TIPS) in 1997. At that time, the size of the global inflation-linked market was about $150 billion. Many European countries soon issued, as did Japan and select others. By the end of 2011 the market had grown to about $1.8 trillion.

Risk-aware investing —now, more than ever

The rapid development of new market segments, as well as the bouts of elevated volatility that have become part and parcel of investing in recent years, underscore the need for careful risk management. When assessing individual opportunities throughout the fixed-income investment universe, portfolio counselors work with analysts investing across the globe. Both bottom-up and top-down analysis are essential. “Bottom-up begins with thorough analysis of individual bonds and issuers. It is perhaps the most familiar aspect of our research,” explains Jim. “But we’re also proud of our extensive capabilities and emphasis on top-down analysis — focused on the big picture, such as interest rates, currencies and economic factors.

Individual investment decisions always factor in consideration of whether the potential return adequately compensates for the risk entailed. As a whole, the fund’s investment mix is benchmark-aware, and emphasizes balance. It includes investments in sectors not included in the Barclays Global Aggregate Index, such as high-yield bonds and developing-market issuance. Beyond these investments, any overall fund exposure that differs greatly from the index — in terms of country, currency or credit quality, for instance — tends to be the exception, possibly associated with countering risk for dollar-based investors.

[Begin Sidebar]
Naturally diversified

Capital World Bond Fund’s experienced portfolio counselors

The fund is primarily managed by five portfolio counselors, each of whom independently manages a portion of the fund’s assets, subject to the fund’s objectives and overall guidelines. Investment decisions always factor in a consideration of risks, based on both fundamental and quantitative research. A group of analysts also manages a small portion of total assets.

The portfolio counselor team brings together multiple areas of investment knowledge and experience, over many market cycles. This has tended to deliver consistent results over longer time periods, naturally creating a blend of approaches and styles that can help reduce the volatility of fund returns. As you can see from the timeline below, each portfolio counselor’s total investment experience spans many difficult market environments.

				Stock market crash/		European
	Energy crisis			Black Monday		currency crisis
	(1979)	U.S. recession		(1987)		(1992)

1975		1980	1985		1990

	Asian
	financial					Euro-zone
	crisis	Internet		Global financial	Global	debt crisis
	(1997)	bubble bursts		crisis (2007)	recession (2008)	(2009)

1995		2000	2005			2010

[photos of James Mulally, Mark Dalzell, Thomas Hogh, Robert Neithart and Marc Linden]

	Years with Capital World Bond Fund	Total investment experience*

James Mulally	25	37

Mark Dalzell	22	34

Thomas Hogh	19	26

Robert Neithart	17	25

Marc Linden	1	18

*As of September 30, 2012.
[End Sidebar]

A case in point is the portfolio’s relatively low exposure to the euro — a position that has often benefitted the fund’s recent results given the 17-nation currency’s weakness amid the euro-zone debt crisis. The total return (positive or negative) of a non-U.S.-dollar bond is amplified by fluctuations in the exchange rate of the currency versus the U.S. dollar. The fund therefore uses a variety of financial instruments to actively manage exposure to currency fluctuations arising from its European and other non-U.S.-dollar investments.

“We are constantly thinking about our investment decisions and outlooks, using quantitative techniques as a diagnostic tool to understand risk-adjusted return potential,” says Mark. “Recently, we asked ourselves the question: Should the fund maintain its markedly lower exposure to the euro, relative to the benchmark?”

Following much analysis and deliberation, the decision was made to maintain the lower relative exposure for the time being. The fund’s investment professionals concluded that it was still prudent from a risk perspective. “Other offsetting risks in the portfolio meant that, on an overall risk-adjusted basis, we were comfortable that the fund was not deviating excessively from the benchmark,” says Mark. A couple of months before fiscal year-end, the currency began to rally strongly versus the U.S. dollar. European Central Bank (ECB) President Mario Draghi had promised that the central bank would do “whatever it takes” to preserve the euro. In the interim, the fund’s investment professionals decided to lessen the extent of the lower exposure.

Insights gained from face-to-face meetings with policymakers have also helped shape thinking around the euro. Over the past fiscal year, investment professionals have met with President Draghi and other senior ECB officials. One of the fund’s analysts was even invited to present some of his quantitative research around the euro and euro-zone bonds at the ECB —a somewhat unusual invitation that bears testament to the sophistication of the fund’s research capabilities.

[Begin Sidebar]
A different time, a different place

Twenty-five years ago, the U.S., Japan, United Kingdom and Germany accounted for most of the world’s bonds. In the past decade, the market has become much more global. The table below shows the 10 countries whose bond market returns (in local currencies) were highest over recent calendar years, as well as the 10 currencies that fared best versus the U.S. dollar. The potential benefits of investing broadly across global bonds — and the additional value that potentially can be created through active currency management — are clear.

2009		2010		2011

Country	Currency	Country	Currency	Country	Currency

Hungary	Australian	South Africa	Japanese	New Zealand	Japanese
	dollar		yen		yen

Chile	Chilean	Mexico	Australian	United Kingdom	Hong Kong
	peso		dollar		dollar

Mexico	South African	South Korea	South African	Australia	United States
	rand		rand		dollar

Czech Republic	New Zealand	United Kingdom	Malaysian	Denmark	Australian
	dollar		ringgit		dollar

Euro zone	Norwegian	New Zealand	Swiss	Canada	Swiss
	krone		franc		franc

United States	Canadian	Denmark	Thai	Sweden	New Zealand
	dollar		baht		dollar

Denmark	British	Canada	Taiwan	Mexico	British
	pound		dollar		pound

Poland	Swedish	Poland	Singapore	Chile	Singapore
	krona		dollar		dollar

New Zealand	Korean	United States	Chilean	South Africa	Korean
	won		peso		won

Canada	Mexican	Australia	New Zealand	Norway	Swedish
	peso		dollar		krona

2012*		2007 – 2012*

Country	Currency	Country	Currency

Hungary	Hungarian	Mexico	Japanese
	forint		yen

South Africa	Chilean	South Africa	Australian
	peso		dollar

Mexico	Mexican	New Zealand	Singapore
	peso		dollar

Czech Republic	Polish	Australia	Canadian
	zloty		dollar

Euro zone	New Zealand	Hungary	Malaysian
	dollar		ringgit

Poland	Singapore	United Kingdom	New Zealand
	dollar		dollar

Australia	Swedish	Chile	Chilean
	krona		peso

South Korea	Norwegian	United States	Norwegian
	krone		krone

United Kingdom	Malaysian	Denmark	Czech
	ringgit		koruna

New Zealand	British	South Korea	Swedish
	pound		krona

Source: Barclays. Country (local bond market) and currency based on returns listed in descending order.
*As of 9/30/12.
[End Sidebar]

The more things change, the more they stay the same

The fiscal woes and difficult outlook in a number of developed-market economies are casting a shadow over global markets. In the U.S., for example, investor confidence may be shaken by the possible “fiscal cliff” — lapses in federal tax-relief provisions and tax cuts, as well as deficit-reducing spending cuts — that could occur at the end of 2012 and start of 2013. Without underplaying the seriousness of this and other possible challenges, the fund’s portfolio counselors have a different perspective — one derived from long experience.

“The volatility typically associated with crises can be unsettling,” says Thomas. “But this fund has weathered any number of storms. In many instances, these have created attractively priced investment opportunities that have greatly benefitted the fund’s longer term results.” To see how the fund — which began life shortly before the October 1987 stock market crash — has fared when stocks have declined, see “A history of resilience when stocks plummet,” at right.

While the global bond market has transformed since 1987, when Jim was based in London as the fund’s sole portfolio counselor (photos of Jim and Mark from the fund’s first year appear on page 6), the fund’s consistent long-term approach to research-driven, risk-aware investing has not. “We are convinced that this commitment to consistency has helped the fund provide a high level of total return to its investors.” says Mark. “Consistency will always be at the core of what we do.” ■

[photo of a house in a field]
[Begin Sidebar]
A history of resilience when stocks plummet

Until there’s a greater sense of stability — around both the economic environment and troubled government finances in Europe and the U.S. — further bouts of elevated stock market volatility are possible. Against this backdrop, investing in bonds — even if their yields are relatively low — appears a sensible idea. Historically, bond returns have often served as a counterweight to stock market returns. Put simply, stock and bond markets typically behave differently. Their returns change by different magnitudes and often move in opposite directions, doing better or worse at different times in the business cycle. As can be seen from the chart below, during periods of stock market decline, an investment in the fund could have added resilience to a wider investment mix including global stocks.

Despite their potential benefit as a diversifier to stocks, some investors still worry about the low relative return potential of bonds. Typically, stocks offer greater returns than bonds. But that’s not to say that bonds’ typically more stable returns can’t be a match for stocks over certain time periods. Over the five-year period ending September 30, 2012, for example, the fund’s total return surpassed those of U.S. and global stock markets (as indicated by the unmanaged S&P 500 and MSCI World indexes, respectively). It must be noted, however, that there have been times when the fund’s returns have trailed those of stocks.

Total returns during global stock market declines1

[begin bar chart]
Date of High	Date of Low	Date of Recovery	Percent Decline	Capital World Bond Fund3	MSCI World Index2
8/27/1987	10/26/1987	1/3/1989	-23.70%	1.57%	-23.5
1/4/1990	9/28/1990	5/26/1993	-25.90%	5.06%	-24.84
7/20/1998	10/5/1998	12/28/1998	-20.53%	4.59%	-20.3
3/27/2000	10/9/2002	11/22/2006	-51.43%	12.53%	-49.85
10/31/2007	3/9/2009	4/28/2011	-59.07%	-7.15	-57.82
5/2/2011	10/4/2011	2/24/2012	-22.80%	-1.91	-21.98
[end bar chart]

1Declines are based on price declines of 15% or more (without dividends reinvested) in the MSCI World Index with 100% recovery between declines (except for a 71% recovery between 3/9/09 and 5/2/11). The most recent decline may not be over, so dates and returns may change.

2Results reflect dividends net of withholding taxes.
3Class A shares, with dividends reinvested

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Capital World Bond Fund net assets		unaudited
as of September 30, 2012
	Before	After
Currency weighting	forward	forward
by region:	contracts	contracts

United States	46.8%	46.1%
Europe	27.8	26.1
Asia/Pacific Basin	17.5	20.1
Other*	7.9	7.7

*Brazil, Canada, Colombia, Chile, Israel, Mexico, South Africa and Uruguay.

Expense ratios
as of September 30, 2012

Capital World Bond Fund (Class A shares)	0.89%
Lipper Global Income Funds Average
(front-end load funds only)	1.08

Net assets and portfolio turnover

	Fund net assets	Portfolio
Fiscal year	(millions)	turnover
2012	$13,642	142%
2011	12,282	95
2010	11,919	80
2009	9,859	106
2008	9,571	87

Where the fund’s assets are invested …					unaudited

… and how those markets have done over the past year
as of September 30, 2012

			Bond market
			total returns1
	Capital World		12 months ended
	Bond Fund		September 30, 2012

	Before	After
Currency weighting	forward	forward	In local		In U.S.
by country:	contracts	contracts	currency		dollars

United States2	46.8%	46.1%	5.5%		5.5%
Japan	11.8	14.5	2.2		1.3
EMU3	11.8	11.7	8.3		3.7
Sweden	4.7	4.5	4.9		9.6
Mexico	4.1	4.1	12.4		21.5
Poland	3.7	3.7	9.3		12.6
United Kingdom	3.2	1.9	10.5		14.3
South Korea	2.9	2.9	7.8		14.3
Hungary	1.5	1.3	15.1		15.4
Norway	1.5	1.5	4.2		6.6
Canada	1.3	1.3	5.4		11.5
Malaysia	0.9	0.9	4.4		9.1
Brazil	0.8	0.7	17.7	5	7.7	5
Israel	0.8	0.7	—	4	—	4
Singapore	0.7	0.7	2.3		8.7
Turkey	0.6	0.6	12.0	5	16.0	5
Philippines	0.6	0.6	20.6	5	26.4	5
Australia	0.6	0.5	10.4		17.6
Denmark	0.5	0.5	6.9		1.7
South Africa	0.5	0.5	17.2		14.5
Russian Federation	0.3	0.4	11.1	5	14.8	5
Chile	0.2	0.2	4.1		14.6
Uruguay	0.1	0.1	—	4	—	4
Colombia	0.1	0.1	12.8	5	20.8	5

1 Source: Barclays Global Aggregate Index.
2 Includes U.S. dollar-denominated debt of other countries, totaling 15.3%.
3 Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

4 This market is not included in the Barclays Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
5 Source: JP Morgan GBI–EM Broad Diversified Index.

Portfolio summary as of September 30, 2012

[begin pie chart]
Portfolio by type of security	(percent of net assets)

Bonds & notes of governments & government agencies outside the U.S.	51.6%
Corporate bonds & notes of issuers outside the U.S.	11.3
U.S. corporate bonds & notes	8.7
U.S. Treasury bonds & notes	9.4
Mortgage- and asset-backed obligations	13.3
Bonds & notes of U.S. government agencies & other securities	0.8
Short-term securities & other assets less liabilities	4.9
[end pie chart]

Bonds & notes of governments & government agencies outside the U.S.			(percent of net assets)

Japan			11.8%
EMU*:
	Germany	5.2%
	Austria	0.8
	Netherlands	0.7
	Ireland	0.6
	Spain	0.3
	Portugal	0.2
	Slovakia	0.1
	France	0.1
	Finland	0.1	8.1
Sweden			4.6
Mexico			4.3
Poland			4.0
South Korea			2.9
United Kingdom			2.4
Hungary			1.9
Norway			1.5
Canada			1.3
Other			8.8
			51.6%

*Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

Summary investment portfolio   September 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 95.06%	(000)	(000)	assets

Japanese yen - 11.83%
Japanese Government:
Series 269, 1.30% 2015	¥26,141,300	US$ 344,884
Series 284, 1.70% 2016	10,408,700	142,061
Series 299, 1.30% 2019	19,582,500	266,307
Series 310, 1.00% 2020	30,056,150	399,287
Series 21, 2.30% 2035	8,435,000	119,382
0.10%-2.90% 2013-2042 (1)	24,386,680	332,059	11.76
Other securities		9,779	.07
		1,613,759	11.83

Euros - 11.79%
German Government:
Series 154, 2.25% 2014	€74,510	99,044
1.50% 2016 (1)	52,844	75,472
4.25% 2017	42,250	64,046
Series 7, 4.00% 2018	70,125	106,193
1.75% 2020 (1)	51,566	79,716
2.00%-6.25% 2014-2044	161,121	261,282	5.03
Austrian Government, Series 2, 4.65% 2018	74,675	114,136	.84
Hungarian Government 5.75%-6.00% 2018-2019	16,250	20,906	.15
Other securities		787,506	5.77
		1,608,301	11.79

Swedish kronor - 4.68%
Swedish Government:
Series 1049, 4.50% 2015	SKr 853,000	143,400
Series 1051, 3.75% 2017	1,332,550	229,552
Series 105, 4.25% 2019	458,000	83,098
Series 105, 3.50% 2022	545,070	98,134
3.50%-6.75% 2014-2028 (1)	374,112	76,446	4.62
Other securities		7,269	.06
		637,899	4.68

Mexican pesos - 4.05%
United Mexican States Government:
Series M, 6.25% 2016	MXN 832,300	67,829
Series M10, 7.25% 2016	1,072,000	90,790
Series M10, 7.75% 2017	1,133,900	99,356
Series M, 6.50% 2021	1,007,500	85,639
Series M30, 10.00% 2036	560,000	62,329
3.50%-10.00% 2014-2040 (1)	1,624,085	145,440	4.04
Other securities		1,240	.01
		552,623	4.05

Polish zloty - 3.66%
Polish Government:
Series 0414, 5.75% 2014	PLN 544,725	174,447
Series 1017, 5.25% 2017	603,090	197,135
Series 1020, 5.25% 2020	102,550	33,489
Series 1021, 5.75% 2021	281,300	94,725	3.66
		499,796	3.66

British pounds - 3.17%
United Kingdom:
3.75% 2021	42,400	81,691
0.625%-8.00% 2013-2055 (1)	£122,265	241,366	2.37
Other securities		109,122	.80
		432,179	3.17

South Korean won - 2.91%
South Korean Government:
5.25% 2015	KRW 65,801,860	63,245
5.50% 2017	176,878,100	178,450
3.50%-5.75% 2013-2021	166,762,530	155,075	2.91
		396,770	2.91

Hungarian forints - 1.51%
Hungarian Government:
Series 17/B, 6.75% 2017	HUF 19,050,230	86,029
Series 17/A, 6.75% 2017	15,218,500	68,669
6.50%-7.00% 2019-2022	11,701,700	51,900	1.51
		206,598	1.51

Norwegian kroner - 1.45%
Norwegian Government:
5.00% 2015	NKr 250,000	47,740
4.25% 2017	765,310	150,428	1.45
		198,168	1.45

Israeli shekels - 0.74%
Israeli Government 5.50% 2017	ILS 256,695	72,485	.53
Other securities		29,028	.21
		101,513	.74

Singapore dollars - 0.70%
Singapore (Republic of) 3.75% 2016	$ S 97,010	89,577	.66
Other securities		5,846	.04
		95,423	.70

Danish kroner - 0.51%
Kingdom of Denmark 4.00% 2017	DKr 325,000	65,968	.49
Other securities		3,013	.02
		68,981	.51

U.S. dollars - 41.88%
Fannie Mae:
2.50% 2027 (2)	US$ 76,480	80,220
3.00% 2027 (2)	197,150	208,979
3.00% 2027 (2)	58,840	62,288
3.50% 2027 (2)	64,900	69,068
3.50% 2042 (2)	113,495	121,723
3.50% 2042 (2)	104,400	111,692
0%-9.667% 2022-2048 (2) (3)	748,761	814,737	10.76
U.S. Treasury:
3.125% 2013	63,000	64,843
1.25% 2014 (4)	99,062	100,463
1.00% 2017	108,658	110,849
1.75% 2022	128,621	130,495
3.75% 2041	54,600	65,375
0.125%-6.50% 2013-2042	562,198	622,065	8.02
U.S. Treasury Inflation-Protected Securities 0.125%-3.375% 2013-2040 (1)	162,987	183,975	1.35
Freddie Mac 0%-6.00% 2016-2041 (2) (3)	100,983	104,712	.77
Polish Government 5.00%-6.375% 2019-2022	36,860	44,618	.33
United Mexican States Government Global 3.625%-6.05% 2019-2110	25,690	31,923	.23
Hungarian Government 6.25%-7.625% 2020-2041	24,600	27,017	.20
South Korean Government 5.75% 2014	3,400	3,653	.03
Other securities		2,753,937	20.19
		5,712,632	41.88

Other currencies - 6.18%
Other securities		842,975	6.18

Total bonds & notes (cost: $12,153,892,000)		12,967,617	95.06

			Percent
		Value	of net
Common stocks - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		$13	.00%

Total common stocks (cost: $17,000)		13	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.58%	(000)	(000)	assets

Freddie Mac 0.12%-0.17% due 10/1/2012-2/5/2013	US$ 243,772	US$ 243,720	1.79%
U.S. Treasury Bills 0.141%-0.145% due 10/18/2012-2/14/2013	143,600	143,570	1.05
Federal Home Loan Bank 0.13%-0.145% due 10/10-12/5/2012	137,400	137,387	1.01
Fannie Mae 0.125%-0.153% due 11/14/2012-3/13/2013	130,787	130,716	.96
Thunder Bay Funding, LLC 0.20%-0.24% due 12/10/2012-1/22/2013 (5)	78,342	78,298	.57
Toronto-Dominion Holdings USA Inc. 0.16%-0.17% due 10/19-11/26/2012 (5)	65,600	65,587	.48
Commonwealth Bank of Australia 0.18%-0.19% due 11/26-12/21/2012 (5)	62,100	62,079	.45
Other securities		445,465	3.27

Total short-term securities (cost: $1,306,777,000)		1,306,822	9.58

Total investment securities (cost: $13,460,686,000)		14,274,452	104.64
Other assets less liabilities		(632,725)	(4.64)

Net assets		US$ 13,641,727	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,868,000, which represented .02% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation(depreciation) at 9/30/2012 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)

Purchases:
Euros	10/9/2012	HSBC Bank	€21,677	$27,390	US$468
Euros	10/18/2012	HSBC Bank	€42,646	$54,890	(78)
Euros	10/22/2012	Barclays Bank PLC	€43,691	$57,050	(892)
Euros	10/25/2012	Barclays Bank PLC	€22,002	$28,600	(318)
Japanese yen	10/11/2012	UBS AG	¥4,265,332	$54,620	41
Japanese yen	10/15/2012	Bank of New York Mellon	¥14,500,000	$186,519	(691)
Japanese yen	10/15/2012	UBS AG	¥136,220	$1,750	(4)
Japanese yen	10/18/2012	HSBC Bank	¥4,267,588	$54,890	(196)
Japanese yen	10/22/2012	UBS AG	¥1,987,454	$25,363	109
Japanese yen	10/29/2012	Citibank	¥3,872,030	$49,734	(105)
Japanese yen	10/31/2012	HSBC Bank	¥10,947,301	$140,809	(491)
Russian rubles	10/10/2012	Citibank	RUB132,080	$4,110	115
					US$(2,042)

Sales:
Australian dollars	10/4/2012	HSBC Bank	$3,349	$ A3,250	US$(21)
Australian dollars	10/4/2012	HSBC Bank	$1,803	$ A1,750	(11)
Australian dollars	10/17/2012	HSBC Bank	$1,805	$ A1,750	(7)
Brazilian reais	10/5/2012	Citibank	$16,500	BRL33,750	(70)
British pounds	10/11/2012	HSBC Bank	$1,992	£1,250	(27)
British pounds	10/12/2012	UBS AG	€49,722	£39,350	365
British pounds	10/16/2012	UBS AG	$14,579	£9,075	(74)
British pounds	10/17/2012	UBS AG	$4,111	£2,550	(7)
British pounds	10/17/2012	Barclays Bank PLC	$8,863	£5,500	(18)
British pounds	10/22/2012	Bank of New York Mellon	$8,512	£5,250	35
British pounds	10/22/2012	HSBC Bank	$51,888	£31,960	283
British pounds	10/24/2012	Bank of New York Mellon	$13,922	£8,600	36
British pounds	10/25/2012	UBS AG	$2,031	£1,250	13
British pounds	10/31/2012	JPMorgan Chase	€6,919	£5,510	(3)
British pounds	10/31/2012	HSBC Bank	$1,535	£950	1
Canadian dollars	10/15/2012	JPMorgan Chase	$1,535	$ C1,500	10
Euros	10/11/2012	HSBC Bank	$4,200	€3,324	(71)
Euros	10/12/2012	UBS AG	$1,916	€1,525	(44)
Euros	10/12/2012	Citibank	$6,825	€5,400	(35)
Euros	10/15/2012	JPMorgan Chase	$8,043	€6,250	10
Euros	10/17/2012	JPMorgan Chase	$48,261	€37,360	243
Euros	10/17/2012	Barclays Bank PLC	$34,179	€26,460	171
Euros	10/17/2012	UBS AG	$7,880	€6,100	40
Euros	10/22/2012	HSBC Bank	$32,173	€24,675	457
Euros	10/22/2012	Bank of New York Mellon	¥1,138,466	€11,120	298
Euros	10/24/2012	JPMorgan Chase	$40,390	€31,200	286
Euros	10/25/2012	UBS AG	¥1,941,381	€19,100	331
Euros	10/26/2012	HSBC Bank	$54,857	€42,490	240
Euros	10/31/2012	Barclays Bank PLC	$27,525	€21,400	16
Hungarian forints	10/31/2012	UBS AG	$26,736	HUF5,954,100	36
Japanese yen	10/11/2012	UBS AG	€44,672	¥4,480,000	- *
Japanese yen	10/11/2012	Citibank	$56,721	¥4,480,000	(691)
Japanese yen	10/23/2012	HSBC Bank	$56,901	¥4,460,000	(261)
Japanese yen	10/29/2012	JPMorgan Chase	$17,080	¥1,330,000	33
New Turkish liras	10/12/2012	JPMorgan Chase	$8,838	TRY16,000	(46)
Swedish kronor	10/12/2012	Barclays Bank PLC	$17,003	SKr114,170	(201)
					US$1,317

Forward currency contracts - net					US$(725)

*Amount less than one thousand.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) A portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $527,000, which represented less than .01% of the net assets of the fund.

(5) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,370,693,000, which represented 10.05% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2012		(dollars in thousands)

Assets:
Investment securities, at value (cost: $13,460,686)		$14,274,452
Cash		149
Unrealized appreciation on open forward currency contracts		3,637
Receivables for:
Sales of investments	$697,190
Sales of fund's shares	22,067
Interest	156,939	876,196
		15,154,434
Liabilities:
Unrealized depreciation on open forward currency contracts		4,362
Payables for:
Purchases of investments	1,480,479
Repurchases of fund's shares	16,729
Closed forward currency contracts	560
Investment advisory services	4,844
Services provided by related parties	5,246
Trustees' deferred compensation	147
Other	340	1,508,345
Net assets at September 30, 2012		$13,641,727

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,603,989
Undistributed net investment income		55,496
Undistributed net realized gain		167,555
Net unrealized appreciation		814,687
Net assets at September 30, 2012		$13,641,727

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (631,926 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$8,306,003	384,002	$21.63
Class B	142,262	6,630	21.46
Class C	812,797	38,152	21.30
Class F-1	1,849,097	85,966	21.51
Class F-2	722,600	33,426	21.62
Class 529-A	401,102	18,501	21.68
Class 529-B	14,432	671	21.52
Class 529-C	182,777	8,522	21.45
Class 529-E	21,187	983	21.55
Class 529-F-1	36,817	1,706	21.58
Class R-1	21,377	997	21.44
Class R-2	192,705	8,991	21.43
Class R-3	206,374	9,562	21.58
Class R-4	115,204	5,329	21.62
Class R-5	218,978	10,109	21.66
Class R-6	398,015	18,379	21.66

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2012		(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,632)	$422,479
Dividends	138	$422,617

Fees and expenses*:
Investment advisory services	56,175
Distribution services	38,057
Transfer agent services	20,349
Administrative services	2,731
Reports to shareholders	930
Registration statement and prospectus	462
Trustees' compensation	108
Auditing and legal	127
Custodian	2,080
State and local taxes	107
Other	629	121,755
Net investment income		300,862

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	81,701
Forward currency contracts	93,123
Currency transactions	(19,602)	155,222
Net unrealized appreciation (depreciation) on:
Investments	542,850
Forward currency contracts	(35,029)
Currency translations	10,078	517,899
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		673,121
Net increase in net assets resulting
from operations		$973,983

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
		(dollars in thousands)
	Year ended September 30
	2012	2011
Operations:
Net investment income	$300,862	$380,991
Net realized gain on investments, forward currency contracts and currency transactions	155,222	259,992
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	517,899	(517,037)
Net increase in net assets resulting from operations	973,983	123,946

Dividends paid to shareholders from net investment income	(262,942)	(460,566)

Net capital share transactions	648,435	699,649

Total increase in net assets	1,359,476	363,029

Net assets:
Beginning of year	12,282,251	11,919,222
End of year (including undistributed
net investment income: $55,496 and $71,998, respectively)	$13,641,727	$12,282,251

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital World Bond Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs –The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure– The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds & notes:
Japanese yen	$-	$1,613,759	$-	$1,613,759
Euros	-	1,608,301	-	1,608,301
Swedish kronor	-	637,899	-	637,899
Mexican pesos	-	552,623	-	552,623
Polish zloty	-	499,796	-	499,796
British pounds	-	432,179	-	432,179
South Korean won	-	396,770	-	396,770
Hungarian forints	-	206,598	-	206,598
Norwegian kroner	-	198,168	-	198,168
U.S. dollars	-	5,712,632	-	5,712,632
Other currencies	-	1,108,892	-	1,108,892
Common stocks	-	-	13	13
Short-term securities	-	1,306,822	-	1,306,822
Total	$-	$14,274,439	$13	$14,274,452

	Other investments(*)
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$-	$3,637	$-	$3,637
Liabilities:
Unrealized depreciation on open forward currency contracts	-	(4,362)	-	(4,362)
Total	$-	$(725)	$-	$(725)

(*) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Nondiversification risks — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding would adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Mortgage dollar rolls – The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions – The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of September 30, 2012, the fund’s maximum exposure of unfunded loan commitments was $522,000, which would represent less than 0.01% of the net assets of the fund should such commitments become due. Unrealized appreciation of $5,000 is included in net unrealized appreciation on investments in the statement of operations.

Forward currency contracts - The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral – To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net unrealized gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet its contractual obligations.
6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities and tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2012, the fund reclassified $54,361,000 from undistributed net investment income to undistributed net realized gain; and $61,000 from undistributed net investment income and $22,064,00 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $13,129,000.

As of September 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$130,556
Undistributed long-term capital gain	113,940
Gross unrealized appreciation on investment securities	848,662
Gross unrealized depreciation on investment securities	(61,027)
Net unrealized appreciation on investment securities	787,635
Cost of investment securities	13,486,817

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2012	2011
Class A	$169,039	$300,822
Class B	2,487	6,529
Class C	12,611	26,327
Class F-1	31,727	50,943
Class F-2	14,263	20,935
Class 529-A	7,667	12,351
Class 529-B	234	593
Class 529-C	2,620	4,949
Class 529-E	374	619
Class 529-F-1	745	1,168
Class R-1	331	666
Class R-2	2,878	5,635
Class R-3	3,683	7,045
Class R-4	2,482	4,516
Class R-5	4,387	6,377
Class R-6	7,414	11,091
Total	$262,942	$460,566

7.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

 Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.57% on the first $1 billion of daily net assets and decreasing to 0.36% on such assets in excess of $15 billion. For the year ended September 30, 2012, the investment advisory services fee was $56,175,000, which was equivalent to an annualized rate of 0.439% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period October 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended September 30, 2012, the total transfer agent services fee paid under these agreements was $20,349,000, of which $19,238,000 was paid by the fund to AFS and $1,111,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period October 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended September 30, 2012, total fees paid to CRMC for performing administrative services were $2,731,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended September 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$18,883	$14,041	$604	Not applicable
Class B	1,609	286	Not applicable	Not applicable
Class C	8,128	1,406	347	Not applicable
Class F-1	3,723	1,723	639	Not applicable
Class F-2	Not applicable	604	307	Not applicable
Class 529-A	798	507	184	$374
Class 529-B	162	26	8	16
Class 529-C	1,763	257	86	176
Class 529-E	99	18	10	20
Class 529-F-1	-	45	16	34
Class R-1	209	26	11	Not applicable
Class R-2	1,400	812	97	Not applicable
Class R-3	990	376	103	Not applicable
Class R-4	293	118	61	Not applicable
Class R-5	Not applicable	99	98	Not applicable
Class R-6	Not applicable	5	160	Not applicable
Total class-specific expenses	$38,057	$20,349	$2,731	$620

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $108,000, shown on the accompanying financial statements, includes $94,000 in current fees (either paid in cash or deferred) and a net increase of $14,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.
8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2012
Class A	$1,242,625	59,333	$163,565	7,915	$(1,411,133)	(67,505)	$(4,943)	(257)
Class B	12,004	577	2,415	118	(66,561)	(3,208)	(52,142)	(2,513)
Class C	127,477	6,175	12,093	593	(191,863)	(9,302)	(52,293)	(2,534)
Class F-1	850,865	40,920	31,500	1,532	(446,790)	(21,474)	435,575	20,978
Class F-2	246,982	11,817	12,481	604	(96,818)	(4,634)	162,645	7,787
Class 529-A	83,034	3,960	7,665	370	(54,751)	(2,608)	35,948	1,722
Class 529-B	1,766	85	234	12	(6,803)	(327)	(4,803)	(230)
Class 529-C	38,208	1,840	2,619	128	(35,089)	(1,688)	5,738	280
Class 529-E	5,113	245	374	18	(3,630)	(174)	1,857	89
Class 529-F-1	10,423	500	745	36	(6,851)	(329)	4,317	207
Class R-1	5,217	251	329	16	(6,091)	(294)	(545)	(27)
Class R-2	60,009	2,891	2,877	140	(64,897)	(3,129)	(2,011)	(98)
Class R-3	74,104	3,547	3,677	178	(84,263)	(4,046)	(6,482)	(321)
Class R-4	45,707	2,186	2,480	120	(56,688)	(2,710)	(8,501)	(404)
Class R-5	81,778	3,901	4,382	212	(51,867)	(2,480)	34,293	1,633
Class R-6	129,626	6,147	7,414	359	(37,258)	(1,770)	99,782	4,736
Total net increase (decrease)	$3,014,938	144,375	$254,850	12,351	$(2,621,353)	(125,678)	$648,435	31,048

Year ended September 30, 2011
Class A	$1,917,013	91,430	$287,913	14,026	$(1,799,665)	(86,380)	$405,261	19,076
Class B	33,445	1,603	6,245	306	(90,376)	(4,364)	(50,686)	(2,455)
Class C	198,116	9,580	24,773	1,223	(239,003)	(11,634)	(16,114)	(831)
Class F-1	467,337	22,480	47,788	2,340	(461,411)	(22,282)	53,714	2,538
Class F-2	182,636	8,751	17,553	856	(130,422)	(6,270)	69,767	3,337
Class 529-A	97,684	4,662	12,349	600	(48,882)	(2,341)	61,151	2,921
Class 529-B	3,677	176	592	29	(6,986)	(337)	(2,717)	(132)
Class 529-C	49,281	2,375	4,949	243	(29,733)	(1,435)	24,497	1,183
Class 529-E	5,037	242	619	30	(2,729)	(131)	2,927	141
Class 529-F-1	10,395	500	1,165	57	(5,504)	(264)	6,056	293
Class R-1	6,698	323	659	32	(7,434)	(360)	(77)	(5)
Class R-2	74,317	3,581	5,633	277	(62,703)	(3,028)	17,247	830
Class R-3	97,101	4,651	7,036	343	(82,817)	(3,970)	21,320	1,024
Class R-4	55,164	2,639	4,510	220	(53,043)	(2,544)	6,631	315
Class R-5	97,167	4,626	6,364	310	(70,587)	(3,375)	32,944	1,561
Class R-6	88,127	4,222	11,091	539	(31,490)	(1,497)	67,728	3,264
Total net increase (decrease)	$3,383,195	161,841	$439,239	21,431	$(3,122,785)	(150,212)	$699,649	33,060

* Includes exchanges between share classes of the fund.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $15,689,350,000 and $15,127,207,000, respectively, during the year ended September 30, 2012.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 9/30/2012	$20.48	$.51	$1.08	$1.59	$(.44)	$-	$(.44)	$21.63	7.89%	$8,306	.89%	.89%	2.43%
Year ended 9/30/2011	21.03	.68	(.41)	.27	(.82)	-	(.82)	20.48	1.32	7,868	.87	.87	3.26
Year ended 9/30/2010	20.28	.71	.80	1.51	(.76)	-	(.76)	21.03	7.63	7,679	.88	.88	3.52
Year ended 9/30/2009	18.88	.74	1.65	2.39	(.99)	-	(.99)	20.28	13.17	6,364	.87	.86	4.00
Year ended 9/30/2008	20.17	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.88	(1.06)	6,190	.90	.86	4.31
Class B:
Year ended 9/30/2012	20.35	.35	1.08	1.43	(.32)	-	(.32)	21.46	7.09	142	1.65	1.65	1.70
Year ended 9/30/2011	20.89	.52	(.41)	.11	(.65)	-	(.65)	20.35	.56	186	1.64	1.64	2.49
Year ended 9/30/2010	20.15	.56	.78	1.34	(.60)	-	(.60)	20.89	6.79	242	1.64	1.64	2.76
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	-	(.80)	20.15	12.23	260	1.68	1.66	3.20
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Class C:
Year ended 9/30/2012	20.21	.34	1.07	1.41	(.32)	-	(.32)	21.30	7.05	813	1.68	1.68	1.63
Year ended 9/30/2011	20.77	.51	(.42)	.09	(.65)	-	(.65)	20.21	.48	822	1.66	1.66	2.47
Year ended 9/30/2010	20.04	.54	.79	1.33	(.60)	-	(.60)	20.77	6.79	862	1.67	1.67	2.73
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	-	(.79)	20.04	12.23	721	1.70	1.68	3.17
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Class F-1:
Year ended 9/30/2012	20.37	.50	1.09	1.59	(.45)	-	(.45)	21.51	7.91	1,849	.88	.88	2.39
Year ended 9/30/2011	20.92	.67	(.41)	.26	(.81)	-	(.81)	20.37	1.31	1,324	.89	.89	3.24
Year ended 9/30/2010	20.18	.71	.78	1.49	(.75)	-	(.75)	20.92	7.61	1,307	.88	.88	3.51
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	-	(.98)	20.18	13.12	1,212	.90	.89	3.98
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Class F-2:
Year ended 9/30/2012	20.45	.56	1.10	1.66	(.49)	-	(.49)	21.62	8.23	723	.62	.62	2.67
Year ended 9/30/2011	21.01	.73	(.42)	.31	(.87)	-	(.87)	20.45	1.52	524	.63	.63	3.50
Year ended 9/30/2010	20.25	.76	.81	1.57	(.81)	-	(.81)	21.01	7.97	468	.62	.62	3.77
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	-	(1.06)	20.25	13.35	325	.66	.66	4.08
Period from 8/1/2008 to 9/30/2008(4)	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2012	20.53	.49	1.09	1.58	(.43)	-	(.43)	21.68	7.81	401	.97	.97	2.34
Year ended 9/30/2011	21.08	.67	(.41)	.26	(.81)	-	(.81)	20.53	1.26	344	.93	.93	3.19
Year ended 9/30/2010	20.32	.70	.81	1.51	(.75)	-	(.75)	21.08	7.62	292	.93	.93	3.46
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	-	(.98)	20.32	13.02	200	.94	.93	3.92
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Class 529-B:
Year ended 9/30/2012	20.41	.33	1.08	1.41	(.30)	-	(.30)	21.52	6.97	15	1.77	1.77	1.57
Year ended 9/30/2011	20.95	.50	(.41)	.09	(.63)	-	(.63)	20.41	.46	18	1.74	1.74	2.39
Year ended 9/30/2010	20.21	.54	.78	1.32	(.58)	-	(.58)	20.95	6.69	22	1.74	1.74	2.66
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	-	(.78)	20.21	12.16	20	1.77	1.76	3.09
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Class 529-C:
Year ended 9/30/2012	20.35	.32	1.09	1.41	(.31)	-	(.31)	21.45	7.00	183	1.76	1.76	1.55
Year ended 9/30/2011	20.91	.50	(.42)	.08	(.64)	-	(.64)	20.35	.42	168	1.73	1.73	2.39
Year ended 9/30/2010	20.17	.54	.79	1.33	(.59)	-	(.59)	20.91	6.75	148	1.73	1.73	2.66
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	-	(.79)	20.17	12.09	104	1.77	1.76	3.09
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Class 529-E:
Year ended 9/30/2012	20.42	.44	1.08	1.52	(.39)	-	(.39)	21.55	7.56	21	1.21	1.21	2.09
Year ended 9/30/2011	20.97	.61	(.41)	.20	(.75)	-	(.75)	20.42	.98	18	1.21	1.21	2.91
Year ended 9/30/2010	20.22	.64	.80	1.44	(.69)	-	(.69)	20.97	7.30	16	1.22	1.22	3.17
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	-	(.91)	20.22	12.71	11	1.26	1.24	3.60
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98

Class 529-F-1:
Year ended 9/30/2012	$20.42	$.53	$1.09	$1.62	$(.46)	$-	$(.46)	$21.58	8.08%	$37	.75%	.75%	2.55%
Year ended 9/30/2011	20.98	.71	(.42)	.29	(.85)	-	(.85)	20.42	1.42	31	.73	.73	3.40
Year ended 9/30/2010	20.23	.74	.80	1.54	(.79)	-	(.79)	20.98	7.82	25	.72	.72	3.67
Year ended 9/30/2009	18.85	.76	1.64	2.40	(1.02)	-	(1.02)	20.23	13.27	18	.76	.75	4.10
Year ended 9/30/2008	20.14	.90	(1.05)	(.15)	(1.08)	(.06)	(1.14)	18.85	(.89)	14	.73	.69	4.49
Class R-1:
Year ended 9/30/2012	20.33	.35	1.09	1.44	(.33)	-	(.33)	21.44	7.14	21	1.63	1.63	1.69
Year ended 9/30/2011	20.89	.51	(.42)	.09	(.65)	-	(.65)	20.33	.47	21	1.66	1.66	2.47
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.80	21	1.67	1.67	2.72
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.20	17	1.69	1.68	3.17
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Class R-2:
Year ended 9/30/2012	20.33	.34	1.08	1.42	(.32)	-	(.32)	21.43	7.05	193	1.70	1.70	1.62
Year ended 9/30/2011	20.89	.52	(.42)	.10	(.66)	-	(.66)	20.33	.50	185	1.72	1.64	2.48
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.83	173	1.73	1.65	2.74
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.22	130	1.83	1.66	3.18
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Class R-3:
Year ended 9/30/2012	20.45	.44	1.08	1.52	(.39)	-	(.39)	21.58	7.54	206	1.21	1.21	2.10
Year ended 9/30/2011	21.00	.61	(.41)	.20	(.75)	-	(.75)	20.45	.98	202	1.21	1.21	2.92
Year ended 9/30/2010	20.25	.64	.80	1.44	(.69)	-	(.69)	21.00	7.28	186	1.22	1.22	3.17
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	-	(.90)	20.25	12.67	144	1.25	1.24	3.61
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Class R-4:
Year ended 9/30/2012	20.46	.51	1.09	1.60	(.44)	-	(.44)	21.62	7.96	115	.87	.87	2.45
Year ended 9/30/2011	21.02	.68	(.42)	.26	(.82)	-	(.82)	20.46	1.26	117	.88	.88	3.25
Year ended 9/30/2010	20.26	.71	.80	1.51	(.75)	-	(.75)	21.02	7.68	114	.89	.89	3.51
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	-	(.99)	20.26	13.04	94	.91	.90	3.95
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Class R-5:
Year ended 9/30/2012	20.49	.57	1.09	1.66	(.49)	-	(.49)	21.66	8.24	219	.57	.57	2.72
Year ended 9/30/2011	21.04	.74	(.41)	.33	(.88)	-	(.88)	20.49	1.61	174	.58	.58	3.55
Year ended 9/30/2010	20.29	.77	.79	1.56	(.81)	-	(.81)	21.04	7.93	146	.59	.59	3.80
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	-	(1.05)	20.29	13.40	110	.61	.60	4.31
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Class R-6:
Year ended 9/30/2012	20.48	.58	1.10	1.68	(.50)	-	(.50)	21.66	8.33	398	.52	.52	2.76
Year ended 9/30/2011	21.03	.75	(.41)	.34	(.89)	-	(.89)	20.48	1.62	280	.53	.53	3.60
Year ended 9/30/2010	20.28	.78	.79	1.57	(.82)	-	(.82)	21.03	8.04	218	.54	.54	3.85
Period from 5/1/2009 to 9/30//2009(4)	18.28	.33	2.06	2.39	(.39)	-	(.39)	20.28	13.16	129	.24	.24	1.71

	Year ended September 30
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	142%	95%	80%	106%	87%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 9, 2012

  unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2012:

Foreign taxes	$0.003 per share
Foreign source income	$0.51 per share
Qualified dividend income	$4,880,000
U.S. government income that may be exempt from state taxation	$12,521,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Expense example
      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2012, through September 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2012	Ending account value 9/30/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,040.90	$4.54	.89%
Class A -- assumed 5% return	1,000.00	1,020.55	4.50	.89
Class B -- actual return	1,000.00	1,036.67	8.35	1.64
Class B -- assumed 5% return	1,000.00	1,016.80	8.27	1.64
Class C -- actual return	1,000.00	1,036.44	8.60	1.69
Class C -- assumed 5% return	1,000.00	1,016.55	8.52	1.69
Class F-1 -- actual return	1,000.00	1,040.83	4.49	.88
Class F-1 -- assumed 5% return	1,000.00	1,020.60	4.45	.88
Class F-2 -- actual return	1,000.00	1,042.26	3.06	.60
Class F-2 -- assumed 5% return	1,000.00	1,022.00	3.03	.60
Class 529-A -- actual return	1,000.00	1,040.05	4.95	.97
Class 529-A -- assumed 5% return	1,000.00	1,020.15	4.90	.97
Class 529-B -- actual return	1,000.00	1,036.23	9.01	1.77
Class 529-B -- assumed 5% return	1,000.00	1,016.15	8.92	1.77
Class 529-C -- actual return	1,000.00	1,035.99	8.96	1.76
Class 529-C -- assumed 5% return	1,000.00	1,016.20	8.87	1.76
Class 529-E -- actual return	1,000.00	1,039.25	6.17	1.21
Class 529-E -- assumed 5% return	1,000.00	1,018.95	6.11	1.21
Class 529-F-1 -- actual return	1,000.00	1,041.34	3.88	.76
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.20	3.84	.76
Class R-1 -- actual return	1,000.00	1,036.82	8.30	1.63
Class R-1 -- assumed 5% return	1,000.00	1,016.85	8.22	1.63
Class R-2 -- actual return	1,000.00	1,035.99	8.86	1.74
Class R-2 -- assumed 5% return	1,000.00	1,016.30	8.77	1.74
Class R-3 -- actual return	1,000.00	1,038.73	6.17	1.21
Class R-3 -- assumed 5% return	1,000.00	1,018.95	6.11	1.21
Class R-4 -- actual return	1,000.00	1,040.96	4.44	.87
Class R-4 -- assumed 5% return	1,000.00	1,020.65	4.39	.87
Class R-5 -- actual return	1,000.00	1,042.17	2.91	.57
Class R-5 -- assumed 5% return	1,000.00	1,022.15	2.88	.57
Class R-6 -- actual return	1,000.00	1,042.80	2.66	.52
Class R-6 -- assumed 5% return	1,000.00	1,022.40	2.63	.52

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			10 years/
September 30, 2012:	1 year	5 years	Life of class1

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	2.09%	4.53%	6.98%
Not reflecting CDSC	7.09	4.86	6.98

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.05	4.83	6.77
Not reflecting CDSC	7.05	4.83	6.77

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	7.91	5.66	7.63

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	8.23	—	5.84

Class 529-A shares4
Reflecting 3.75% maximum sales charge	3.77	4.81	7.18
Not reflecting maximum sales charge	7.81	5.61	7.59

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	1.97	4.42	6.85
Not reflecting CDSC	6.97	4.75	6.85

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.00	4.76	6.69
Not reflecting CDSC	7.00	4.76	6.69

Class 529-E shares3,4	7.56	5.31	7.24

Class 529-F-1 shares3,4
Not reflecting annual asset-based fee charged
by sponsoring firm	8.08	5.82	7.71

1Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

William H. Baribault, 67	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 65	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 66	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 67	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 66	2005	Private investor
Chairman of the Board
(Independent and Non-Executive)

Merit E. Janow, 54	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 69	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 55	2010	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Steadman Upham, Ph.D., 63	2007	President and University Professor,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

William H. Baribault, 67	58	None

James G. Ellis, 65	62	Quiksilver, Inc.

Leonard R. Fuller, 66	62	None

W. Scott Hedrick, 67	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66	64	JPMorgan Value Opportunities Fund, Inc.;
Chairman of the Board		The Swiss Helvetia Fund, Inc.
(Independent and Non-Executive)

Merit E. Janow, 54	61	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	58	None

Frank M. Sanchez, 69	58	None

Margaret Spellings, 55	61	None

Steadman Upham, Ph.D., 63	61	None

Lee A. Ault III, a trustee of the fund since 2010, and Martin Fenton, a trustee of the fund since 1989, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the fund.

See page 36 for footnotes.

“Interested” trustee5,6
Year first
elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

John H. Smet, 56	2011	Senior Vice President — Fixed Income, Capital
Research and Management Company; Director,
The Capital Group Companies, Inc.7

“Interested” trustee5,6
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

John H. Smet, 56	17	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Mark H. Dalzell, 58	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

Thomas H. Hogh, 49	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;7 Director, Capital Guardian Trust
		Company7

James R. Mulally, 60	2009	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Robert H. Neithart, 47	2011	Chairman of the Board, Capital Strategy Research,
Senior Vice President		Inc.;7 Senior Vice President, Capital International
		Research, Inc.;7 Senior Vice President, Capital
		Guardian Trust Company;7 Senior Vice President —
		Fixed Income, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

Kristine M. Nishiyama, 42	2003	Senior Vice President and Senior Counsel — Fund
Senior Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel, Capital Bank and Trust Company7

Courtney R. Taylor, 37	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

Brian C. Janssen, 40	2012	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 48	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 38	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2012, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEARX-031-1112P

Litho in USA WG/Q/8071-S33513

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$114,000
2012	$115,000

b) Audit-Related Fees:
2011	$ 4,000
2012	$ 4,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 7,000
2012	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$ 1,055,000
2012	$ 1,028,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 38,000
2012	$ 18,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$ 2,000
2012	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,649,000 for fiscal year 2011 and $1,574,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund ®
Investment portfolio

September 30, 2012

Bonds & notes — 95.06%	Principal amount (000)	Value (000)

JAPANESE YEN — 11.83%
Japanese Government, Series 248, 0.70% 2013	¥2,050,000	US$ 26,340
Japanese Government, Series 77, 1.00% 2013	895,000	11,567
Japanese Government, Series 317, 0.10% 2014	905,000	11,597
Japanese Government, Class 4, 0.50% 20151	1,339,310	17,472
Japanese Government, Series 269, 1.30% 2015	26,141,300	344,884
Japanese Government, Series 284, 1.70% 2016	10,408,700	142,061
Japanese Government, Series 281, 2.00% 2016	2,465,000	33,778
Japanese Government, Series 104, 0.20% 2017	420,000	5,389
Japanese Government, Series 14, 1.20% 20171	4,247,940	59,049
Japanese Government, Series 12, 1.20% 20171	1,213,630	16,770
Japanese Government, Series 288, 1.70% 2017	795,000	10,946
Japanese Government, Series 296, 1.50% 2018	3,781,850	51,910
Japanese Government, Series 299, 1.30% 2019	19,582,500	266,307
Japanese Government, Series 305, 1.30% 2019	570,000	7,755
Japanese Government, Series 310, 1.00% 2020	30,056,150	399,287
Japanese Government, Series 315, 1.20% 2021	2,165,000	29,109
Japanese Government, Series 321, 1.00% 2022	590,000	7,760
Japanese Government, Series 4, 2.90% 2030	690,000	10,700
Japanese Government, Series 21, 2.30% 2035	8,435,000	119,382
Japanese Government, Series 29, 2.40% 2038	1,828,950	26,257
Japanese Government, Series 36, 2.00% 2042	430,000	5,660
European Investment Bank 1.40% 2017	721,700	9,779
		1,613,759

EUROS — 11.79%
German Government, Series 154, 2.25% 2014	€74,510	99,044
German Government 4.25% 2014	26,230	36,214
German Government, Series 4, 3.75% 2015	6,000	8,358
German Government 1.50% 20161	52,844	75,472
German Government, Series 159, 2.00% 2016	20,750	28,328
German Government, Series 6, 4.00% 2016	10,175	14,922
German Government, Series 6, 3.75% 2017	7,175	10,554
German Government 4.25% 2017	42,250	64,046
German Government, Series 7, 4.00% 2018	70,125	106,193
German Government 3.50% 2019	15,100	22,766
German Government 1.75% 20201	51,566	79,716
German Government 3.00% 2020	9,160	13,478
German Government 6.25% 2024	17,396	33,179
German Government 5.625% 2028	1,075	2,048
German Government 6.25% 2030	15,220	31,377
German Government, Series 00, 5.50% 2031	15,275	29,677
German Government, Series 8, 4.75% 2040	7,150	14,039
German Government 3.25% 2042	9,915	15,661
German Government 2.50% 2044	500	681
Austrian Government, Series 2, 4.65% 2018	74,675	114,136
Irish Government 5.50% 2017	19,200	26,623
Irish Government 5.90% 2019	10,000	13,641
Irish Government 5.00% 2020	36,500	46,277
Netherlands Government Eurobond 4.25% 2013	34,000	45,141
Netherlands Government Eurobond 4.50% 2017	11,000	16,656
Netherlands Government Eurobond 3.75% 2042	12,500	20,527
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 20132	25,500	33,181
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 20162	28,800	42,045
Spanish Government 4.60% 2019	12,475	15,333
Spanish Government 4.00% 2020	13,225	15,345
Spanish Government 4.70% 2041	15,975	15,535
Barclays Bank PLC 4.00% 20192	12,450	18,532
Barclays Bank PLC 6.00% 2021	11,975	15,628
Koninklijke KPN NV 3.75% 2020	17,600	23,970
Koninklijke KPN NV 4.50% 2021	5,800	8,226
Royal Bank of Scotland PLC 6.00% 2013	960	1,258
Royal Bank of Scotland PLC 6.934% 2018	9,995	13,116
Royal Bank of Scotland Group PLC 5.50% 2020	7,625	11,576
Portuguese Government 4.95% 2023	15,750	14,726
Portuguese Government 4.10% 2037	14,650	10,482
HSBC Holdings PLC 6.00% 2019	10,975	16,219
HSBC Bank PLC 4.00% 2021	5,000	7,395
Zurich Finance (USA), Inc., Series 6, 5.75% 20233	16,612	22,011
Zurich Finance (USA), Inc., Series 9, 4.50% 20253	750	993
Aviva PLC, junior subordinated 5.70% (undated)3	20,040	22,887
Hungarian Government 5.75% 2018	7,500	9,605
Hungarian Government 6.00% 2019	8,750	11,301
Veolia Environnement 4.375% 2017	5,200	7,479
Veolia Environnement 6.125% 2033	6,615	10,766
Schering-Plough Corp. 5.375% 2014	11,655	16,389
KfW 4.375% 2013	11,875	15,929
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	10,500	13,898
Merrill Lynch & Co., Inc. 4.625% 2018	10,371	13,345
European Investment Bank 4.75% 2017	8,490	12,959
Standard Chartered PLC 3.625% 2015	2,500	3,441
Standard Chartered Bank 5.875% 2017	6,000	8,515
HBOS PLC 4.375% 20193	885	988
Lloyds TSB Bank PLC 6.50% 2020	8,400	10,905
National Grid Transco PLC 5.00% 2018	3,275	4,983
National Grid Transco PLC 4.375% 2020	4,000	5,979
AT&T Inc. 6.125% 2015	7,500	10,932
Canadian Government 3.50% 2020	7,000	10,678
Iberdrola Finanzas, SAU 7.50% 2015	7,000	10,119
Wal-Mart Stores, Inc. 4.875% 2029	6,000	9,876
Anheuser-Busch InBev NV 8.625% 2017	5,730	9,712
Daimler AG, Series 6, 4.125% 2017	6,350	9,058
Finland (Republic of) 3.875% 2017	5,890	8,746
Skandinaviska Enskilda 5.50% 2014	4,000	5,534
Skandinaviska Enskilda 4.25% 2018	2,000	2,901
Bank Nederlandse Gemeenten 3.75% 2014	5,560	7,511
UBS AG 6.00% 2018	4,500	7,033
Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft, junior subordinated 5.767% (undated)3	5,350	6,599
Deutsche Telekom International Finance BV 7.50% 2033	3,375	6,585
Volvo Treasury AB 5.00% 2017	4,500	6,563
French Government 0.75% 2014	1,000	1,300
French Government 8.50% 2023	2,500	5,076
Northern Rock PLC, Series 7, 4.125% 20172	4,000	5,695
Roche Holdings, Inc. 5.625% 2016	3,400	5,064
France Télécom 5.625% 2018	3,000	4,659
Imperial Tobacco Finance PLC 8.375% 2016	2,775	4,358
Shell International Finance BV 4.50% 2016	3,000	4,344
Telecom Italia SpA 7.75% 2033	3,000	4,128
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	3,919
Novartis Finance SA, 4.25% 2016	2,500	3,620
Gas Natural SGD, SA 4.125% 2018	2,750	3,394
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,245
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,013
CRH Finance BV 7.375% 20143	2,125	3,004
BMW Group 3.875% 2017	2,000	2,841
Delhaize Group 5.625% 2014	2,000	2,754
Bouygues SA 4.375% 2014	2,000	2,749
Bulgaria (Republic of) 7.50% 2013	1,638	2,150
Bulgaria (Republic of) 7.50% 2013	250	328
Red Eléctrica Financiaciones, SAU 4.75% 2018	1,800	2,377
AXA SA 4.50% 2015	1,350	1,876
Banque Centrale de Tunisie 6.25% 2013	1,350	1,761
Wind Acquisition SA 7.375% 2018	925	1,105
		1,608,301

SWEDISH KRONOR — 4.68%
Swedish Government, Series 1041, 6.75% 2014	SKr 22,080	3,683
Swedish Government 3.50% 20151	61,809	10,605
Swedish Government, Series 1049, 4.50% 2015	853,000	143,400
Swedish Government, Series 1051, 3.75% 2017	1,332,550	229,552
Swedish Government, Series 105, 4.25% 2019	458,000	83,098
Swedish Government, Series 1047, 5.00% 2020	110,160	21,504
Swedish Government 4.00% 20201	57,362	11,765
Swedish Government, Series 105, 3.50% 2022	545,070	98,134
Swedish Government, Series 3104, 3.50% 20281	122,701	28,889
Nordea Hypotek AB 4.00% 20142	45,800	7,269
		637,899

MEXICAN PESOS — 4.05%
United Mexican States Government, Series M, 7.00% 2014	MXN 360,000	29,193
United Mexican States Government, Series MI10, 9.50% 2014	285,000	24,396
United Mexican States Government, Series M10, 8.00% 2015	142,500	12,103
United Mexican States Government, Series M, 6.25% 2016	832,300	67,829
United Mexican States Government, Series M10, 7.25% 2016	1,072,000	90,790
United Mexican States Government 5.00% 20161	66,281	6,074
United Mexican States Government, Series M10, 7.75% 2017	1,133,900	99,356
United Mexican States Government 3.50% 20171	155,759	13,982
United Mexican States Government 4.00% 20191	71,015	6,701
United Mexican States Government, Series M, 8.00% 2020	309,000	28,389
United Mexican States Government, Series M, 6.50% 2021	1,007,500	85,639
United Mexican States Government, Series M20, 10.00% 2024	92,500	10,125
United Mexican States Government, Series M30, 10.00% 2036	560,000	62,329
United Mexican States Government 4.00% 20401	142,030	14,477
América Móvil, SAB de CV 8.46% 2036	15,000	1,240
		552,623

POLISH ZLOTY — 3.66%
Polish Government, Series 0414, 5.75% 2014	PLN544,725	174,447
Polish Government, Series 1017, 5.25% 2017	603,090	197,135
Polish Government, Series 1020, 5.25% 2020	102,550	33,489
Polish Government, Series 1021, 5.75% 2021	281,300	94,725
		499,796

BRITISH POUNDS — 3.17%
United Kingdom 2.50% 20131	£5,126	8,665
United Kingdom 2.25% 2014	7,870	13,084
United Kingdom 2.00% 2016	9,130	15,540
United Kingdom 2.50% 20161	6,443	12,221
United Kingdom 3.75% 2019	11,055	21,084
United Kingdom 3.75% 2020	11,220	21,515
United Kingdom 4.75% 2020	7,885	15,995
United Kingdom 2.50% 20201	3,870	8,097
United Kingdom 3.75% 2021	42,400	81,691
United Kingdom 8.00% 2021	2,400	5,997
United Kingdom 5.00% 2025	4,000	8,673
United Kingdom 4.75% 2030	14,870	31,975
United Kingdom 4.125% 20301	4,343	12,259
United Kingdom 0.625% 20401	6,763	11,970
United Kingdom 4.25% 2040	26,590	52,872
United Kingdom 4.25% 2055	700	1,419
RSA Insurance Group PLC 9.375% 20393	1,733	3,386
RSA Insurance Group PLC 8.50% (undated)3	20,059	35,266
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	12,600	21,378
France Télécom 5.00% 2016	7,750	13,904
BNP Paribas 3.50% 2016	3,488	5,957
Tesco PLC 5.50% 2033	2,640	4,835
Deutsche Telekom International Finance BV 6.50% 2022	2,200	4,492
HSBC Holdings PLC 6.50% 2024	1,800	3,753
Generali Finance BV 6.214% (undated)3	3,200	3,630
UBS AG 6.625% 2018	1,750	3,405
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 20392,4	2,400	3,100
Time Warner Cable Inc. 5.75% 2031	1,375	2,612
Wal-Mart Stores, Inc. 5.625% 2034	950	2,000
General Electric Capital Corp. 5.625% 2031	750	1,404
		432,179

SOUTH KOREAN WON — 2.91%
South Korean Government 3.75% 2013	KRW 30,000,000	27,170
South Korean Government, Series 1303, 5.25% 2013	42,563,530	38,705
South Korean Government, Series 1503, 4.50% 2015	10,349,000	9,690
South Korean Government 5.25% 2015	65,801,860	63,245
South Korean Government, Series 1703, 3.50% 2017	63,200,000	58,446
South Korean Government 5.50% 2017	176,878,100	178,450
South Korean Government 5.75% 2018	12,650,000	13,160
South Korean Government, Series 2106, 4.25% 2021	8,000,000	7,904
		396,770

HUNGARIAN FORINTS — 1.51%
Hungarian Government, Series 17/B, 6.75% 2017	HUF19,050,230	86,029
Hungarian Government, Series 17/A, 6.75% 2017	15,218,500	68,669
Hungarian Government, Series 19/A, 6.50% 2019	2,534,600	11,180
Hungarian Government, Series 22A, 7.00% 2022	9,167,100	40,720
		206,598

NORWEGIAN KRONER — 1.45%
Norwegian Government 5.00% 2015	NKr250,000	47,740
Norwegian Government 4.25% 2017	765,310	150,428
		198,168

CANADIAN DOLLARS — 1.35%
Canadian Government 2.00% 2014	$ C21,750	22,591
Canadian Government 2.00% 2014	5,000	5,156
Canadian Government 4.50% 2015	21,450	23,777
Canadian Government 2.00% 2016	3,500	3,661
Canadian Government 4.25% 2018	2,000	2,359
Canadian Government 3.25% 2021	25,860	29,819
Canadian Government 4.25% 20211	6,445	9,335
Canadian Government 8.00% 2023	1,000	1,627
Canadian Government 5.75% 2029	1,250	1,912
Canadian Government 5.00% 2037	2,000	3,056
Canada Housing Trust 4.10% 2018	1,500	1,737
Canada Housing Trust 3.35% 2020	23,000	25,792
Province of Ontario, Series HC, 9.50% 2022	2,000	3,207
Province of Ontario 4.60% 2039	9,500	11,767
Province of Manitoba 4.25% 2018	8,500	9,698
Hydro One Inc. 5.49% 2040	4,000	5,337
Province de Québec 5.25% 2013	2,000	2,116
Province de Québec 9.375% 2023	2,000	3,191
Rogers Communications Inc. 5.80% 2016	3,500	3,990
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	2,241
Bank of Nova Scotia 5.04% 2013	2,000	2,074
Toronto-Dominion Bank 4.854% 2013	2,000	2,061
Thomson Reuters Corp. 5.70% 2015	1,750	1,969
Bank of Montreal 5.18% 2015	1,750	1,941
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,328
Province of New Brunswick 6.75% 2017	750	930
		182,672

MALAYSIAN RINGGITS — 0.87%
Malaysian Government, Series 0204, 5.094% 2014	MYR 71,125	24,001
Malaysian Government, Series 0207, 3.814% 2017	105,000	35,110
Malaysian Government, Series 0210, 4.012% 2017	140,500	47,414
Malaysian Government, Series 0203, 4.24% 2018	35,000	11,947
		118,472

BRAZILIAN REAIS — 0.79%
Brazil (Federal Republic of) 6.00% 20151	BRL10,734	5,824
Brazil (Federal Republic of) 6.00% 20161	7,147	3,923
Brazil (Federal Republic of) 10.00% 2017	69,430	35,399
Brazil (Federal Republic of) 6.00% 20171	59,436	33,257
Brazil (Federal Republic of) 6.00% 20181	6,931	3,900
Brazil (Federal Republic of) Global 10.25% 2028	11,120	7,199
Brazil (Federal Republic of) 6.00% 20451	28,983	18,763
		108,265

ISRAELI SHEKELS — 0.74%
Israeli Government 4.50% 2015	ILS 61,440	16,437
Israeli Government, Series 0547, 5.00% 20151	27,775	8,178
Israeli Government, Series 2683, 6.50% 2016	15,400	4,413
Israeli Government 5.50% 2017	256,695	72,485
		101,513

SINGAPORE DOLLARS — 0.70%
Singapore (Republic of) 3.75% 2016	$ S97,010	89,577
Singapore (Republic of) 4.00% 2018	6,000	5,846
		95,423

TURKISH LIRA — 0.63%
Turkey (Republic of) 4.00% 20151	TRY20,689	12,469
Turkey (Republic of) 4.50% 20151	7,701	4,608
Turkey (Republic of) 9.00% 2016	6,900	4,006
Turkey (Republic of) 10.50% 2020	62,250	39,226
Turkey (Republic of) 3.00% 20211	30,437	17,606
Turkey (Republic of) 9.50% 2022	13,800	8,366
		86,281

PHILIPPINE PESOS — 0.63%
Philippines (Republic of), Series 5-67, 6.25% 2014	PHP 512,330	13,000
Philippines (Republic of), Series 751, 5.00% 2018	135,000	3,323
Philippines (Republic of) 4.95% 2021	394,000	9,988
Philippines (Republic of) 6.375% 2022	1,719,551	46,504
Philippines (Republic of) 6.25% 2036	483,000	12,992
		85,807

AUSTRALIAN DOLLARS — 0.63%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A23,139	26,107
Queensland Treasury Corp., Series 17, 6.00% 2017	22,437	26,249
New South Wales Treasury Corp., Series 14, 5.50% 2014	16,862	18,328
Australian Government, Series 118, 6.50% 2013	1,250	1,326
Australian Government 4.00% 20201	6,896	9,216
Australian Government, Series 133, 5.50% 2023	3,500	4,452
		85,678

DANISH KRONER — 0.51%
Kingdom of Denmark 2.50% 2016	DKr 16,000	3,013
Kingdom of Denmark 4.00% 2017	325,000	65,968
		68,981

SOUTH AFRICAN RAND — 0.47%
South Africa (Republic of), Series R-203, 8.25% 2017	ZAR 83,000	10,998
South Africa (Republic of), Series R-207, 7.25% 2020	130,000	16,359
South Africa (Republic of), Series R-214, 6.50% 2041	377,000	37,179
		64,536

RUSSIAN RUBLES — 0.34%
Russian Federation 7.85% 2018	RUB775,000	26,707
Russian Federation 7.85% 2018	565,000	19,470
		46,177

CHILEAN PESOS — 0.23%
Chilean Government 5.50% 2020	CLP8,430,000	18,909
Chilean Government 6.00% 2021	5,860,000	12,908
		31,817

URUGUAYAN PESOS — 0.13%
Uruguay (Republic of) 5.00% 20181	UYU 46,357	2,612
Uruguay (Republic of) 4.25% 20271,2	8,472	498
Uruguay (Republic of) 4.375% 20281	241,645	14,222
Uruguay (Republic of) 3.70% 20371,2	15,435	840
		18,172

COLOMBIAN PESOS — 0.11%
Colombia (Republic of) Global 12.00% 2015	COP22,000,000	15,098

U.S. DOLLARS — 41.88%
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 20222	US$ 6,989	7,174
Fannie Mae 4.00% 20242	1,598	1,711
Fannie Mae 4.00% 20242	1,535	1,644
Fannie Mae 3.50% 20252	7,320	7,798
Fannie Mae 4.00% 20252	1,874	2,007
Fannie Mae, Series 2001-4, Class GA, 9.667% 20252,3	8	9
Fannie Mae 3.50% 20262	2,363	2,554
Fannie Mae 6.00% 20262	454	507
Fannie Mae 2.50% 20272	76,480	80,220
Fannie Mae 2.50% 20272	10,000	10,524
Fannie Mae 2.50% 20272	8,803	9,265
Fannie Mae 2.50% 20272	8,000	8,419
Fannie Mae 2.50% 20272	6,852	7,211
Fannie Mae 2.50% 20272	4,594	4,835
Fannie Mae 2.50% 20272	2,250	2,368
Fannie Mae 3.00% 20272	197,150	208,979
Fannie Mae 3.00% 20272	58,840	62,288
Fannie Mae 3.50% 20272	64,900	69,068
Fannie Mae 5.50% 20332	11,864	13,167
Fannie Mae 5.50% 20342	451	498
Fannie Mae 4.50% 20352	801	866
Fannie Mae 6.00% 20352	393	438
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20362	2,859	2,601
Fannie Mae, Series 2006-49, Class PA, 6.00% 20362	704	797
Fannie Mae 6.00% 20372	5,826	6,452
Fannie Mae 6.00% 20372	4,888	5,407
Fannie Mae 6.00% 20372	1,765	1,954
Fannie Mae 6.00% 20372	656	726
Fannie Mae 6.00% 20372	635	703
Fannie Mae 6.00% 20372	382	424
Fannie Mae 6.00% 20372	282	313
Fannie Mae 5.00% 20382	712	778
Fannie Mae 5.332% 20382,3	2,426	2,605
Fannie Mae 5.50% 20382	4,451	4,894
Fannie Mae 5.50% 20382	3,337	3,669
Fannie Mae 5.50% 20382	37	40
Fannie Mae 6.00% 20382	18,830	20,839
Fannie Mae 6.00% 20382	14,769	16,356
Fannie Mae 6.00% 20382	11,503	12,714
Fannie Mae 6.00% 20382	7,016	7,774
Fannie Mae 6.00% 20382	6,632	7,355
Fannie Mae 6.00% 20382	3,012	3,334
Fannie Mae 6.00% 20382	2,088	2,307
Fannie Mae 6.00% 20382	1,728	1,914
Fannie Mae 6.00% 20382	740	819
Fannie Mae 6.00% 20382	355	393
Fannie Mae 6.00% 20382	129	142
Fannie Mae 3.516% 20392,3	1,304	1,367
Fannie Mae 3.595% 20392,3	942	990
Fannie Mae 3.816% 20392,3	382	403
Fannie Mae 3.892% 20392,3	433	458
Fannie Mae 3.913% 20392,3	366	383
Fannie Mae 3.941% 20392,3	397	419
Fannie Mae 3.955% 20392,3	581	612
Fannie Mae 5.50% 20392	3,936	4,317
Fannie Mae 5.50% 20392	845	927
Fannie Mae 6.00% 20392	24,746	27,405
Fannie Mae 6.00% 20392	6,846	7,578
Fannie Mae 6.00% 20392	5,680	6,285
Fannie Mae 6.00% 20392	1,704	1,887
Fannie Mae 4.00% 20402	8,846	9,725
Fannie Mae 4.00% 20402	8,373	9,205
Fannie Mae 4.408% 20402,3	2,770	2,964
Fannie Mae 4.50% 20402	8,327	9,040
Fannie Mae 4.50% 20402	6,484	7,040
Fannie Mae 4.50% 20402	4,433	4,812
Fannie Mae 6.00% 20402	20,618	22,833
Fannie Mae 6.00% 20402	6,020	6,666
Fannie Mae 6.00% 20402	2,847	3,146
Fannie Mae 6.00% 20402	1,061	1,171
Fannie Mae 3.50% 20412	1,771	1,901
Fannie Mae 3.569% 20412,3	8,892	9,436
Fannie Mae 4.00% 20412	34,382	37,575
Fannie Mae 4.00% 20412	18,886	20,763
Fannie Mae 4.00% 20412	4,413	4,852
Fannie Mae 4.00% 20412	3,084	3,391
Fannie Mae 4.00% 20412	2,806	3,028
Fannie Mae 4.00% 20412	2,216	2,391
Fannie Mae 4.50% 20412	15,257	16,593
Fannie Mae 4.50% 20412	11,499	12,793
Fannie Mae 4.50% 20412	9,634	10,718
Fannie Mae 4.50% 20412	1,847	2,009
Fannie Mae 5.00% 20412	13,092	14,852
Fannie Mae 5.00% 20412	4,987	5,658
Fannie Mae 3.50% 20422	113,495	121,723
Fannie Mae 3.50% 20422	104,400	111,692
Fannie Mae 3.50% 20422	49,818	53,487
Fannie Mae 3.50% 20422	26,299	28,453
Fannie Mae 3.50% 20422	24,838	26,751
Fannie Mae 3.50% 20422	24,468	26,549
Fannie Mae 3.50% 20422	20,111	21,661
Fannie Mae 3.50% 20422	14,873	16,017
Fannie Mae 3.50% 20422	14,828	16,001
Fannie Mae 3.50% 20422	12,838	13,853
Fannie Mae 3.50% 20422	10,823	11,743
Fannie Mae 3.50% 20422	10,306	11,128
Fannie Mae 3.50% 20422	9,890	10,651
Fannie Mae 3.50% 20422	9,865	10,651
Fannie Mae 3.50% 20422	9,607	10,373
Fannie Mae 3.50% 20422	8,956	9,706
Fannie Mae 3.50% 20422	2,478	2,675
Fannie Mae 4.00% 20422	37,317	40,215
Fannie Mae 4.50% 20422	1,727	1,921
Fannie Mae 6.00% 20422	33,337	36,827
Fannie Mae 6.50% 20472	1,151	1,275
Fannie Mae 6.50% 20472	511	566
Fannie Mae 6.50% 20472	298	330
Fannie Mae 7.00% 20472	659	738
Fannie Mae 6.50% 20482	1,145	1,268
U.S. Treasury 2.75% 2013	46,000	47,267
U.S. Treasury 2.75% 2013	24,875	25,145
U.S. Treasury 3.125% 2013	63,000	64,843
U.S. Treasury 3.50% 2013	19,990	20,431
U.S. Treasury 3.625% 2013	4,200	4,290
U.S. Treasury 0.125% 2014	11,900	11,876
U.S. Treasury 0.50% 2014	2,495	2,507
U.S. Treasury 1.25% 20145	99,062	100,463
U.S. Treasury 1.875% 2014	35,000	35,909
U.S. Treasury 2.125% 2015	23,250	24,582
U.S. Treasury 4.50% 2015	31,200	35,229
U.S. Treasury 0.875% 2016	8,600	8,739
U.S. Treasury 0.875% 2016	730	742
U.S. Treasury 1.00% 2016	3,271	3,341
U.S. Treasury 1.50% 2016	5,000	5,201
U.S. Treasury 2.625% 2016	27,000	29,071
U.S. Treasury 5.125% 2016	21,500	25,141
U.S. Treasury 0.50% 2017	6,150	6,121
U.S. Treasury 0.625% 2017	6,685	6,703
U.S. Treasury 0.625% 2017	250	250
U.S. Treasury 0.75% 2017	3,927	3,958
U.S. Treasury 0.875% 2017	53,610	54,441
U.S. Treasury 0.875% 2017	615	624
U.S. Treasury 1.00% 2017	108,658	110,849
U.S. Treasury 3.00% 2017	12,750	14,125
U.S. Treasury 3.25% 2017	6,910	7,743
U.S. Treasury 2.375% 2018	10,250	11,166
U.S. Treasury 2.625% 2018	5,000	5,515
U.S. Treasury 0.875% 2019	5,800	5,749
U.S. Treasury 1.625% 2022	30,560	30,541
U.S. Treasury 1.75% 2022	128,621	130,495
U.S. Treasury 2.00% 2022	52,175	54,294
U.S. Treasury 6.00% 2026	9,175	13,439
U.S. Treasury 6.50% 2026	13,450	20,696
U.S. Treasury 5.25% 2029	29,700	41,694
U.S. Treasury 4.375% 2039	9,000	11,911
U.S. Treasury 4.375% 2040	11,500	15,234
U.S. Treasury 4.625% 2040	6,000	8,247
U.S. Treasury 3.75% 2041	54,600	65,375
U.S. Treasury 4.75% 2041	14,780	20,742
U.S. Treasury 3.00% 2042	3,000	3,116
U.S. Treasury 3.125% 2042	5,900	6,285
U.S. Treasury Inflation-Protected Security 1.875% 20131	37,424	38,539
U.S. Treasury Inflation-Protected Security 2.00% 20141	26,765	27,959
U.S. Treasury Inflation-Protected Security 1.875% 20151	14,724	16,204
U.S. Treasury Inflation-Protected Security 0.125% 20171	9,583	10,327
U.S. Treasury Inflation-Protected Security 2.375% 20171	26,642	31,268
U.S. Treasury Inflation-Protected Security 1.375% 20181	18,424	21,616
U.S. Treasury Inflation-Protected Security 0.125% 20221	16,051	17,546
U.S. Treasury Inflation-Protected Security 3.375% 20321	4,660	7,753
U.S. Treasury Inflation-Protected Security 2.125% 20401	8,714	12,763
Freddie Mac 2.50% 2016	10,000	10,714
Freddie Mac 1.00% 2017	28,000	28,303
Freddie Mac 1.25% 2019	14,500	14,497
Freddie Mac, Series K710, Class A2, multifamily 1.883% 20192	5,372	5,543
Freddie Mac, Series K019, Class A2, multifamily 2.272% 20222	5,500	5,630
Freddie Mac 4.00% 20252	4,844	5,157
Freddie Mac, Series 3213, Class OG, principal only, 0% 20362	3,446	3,217
Freddie Mac 6.00% 20362	1,017	1,131
Freddie Mac, Series 3292, Class BO, principal only, 0% 20372	708	663
Freddie Mac 5.50% 20382	5,997	6,536
Freddie Mac 5.50% 20382	1,365	1,492
Freddie Mac 6.00% 20382	1,984	2,187
Freddie Mac 6.00% 20382	324	357
Freddie Mac 3.74% 20392,3	494	521
Freddie Mac 4.00% 20412	17,432	18,764
Government National Mortgage Assn. 2.50% 20272	6,493	6,906
Government National Mortgage Assn. 2.50% 20272	2,983	3,165
Government National Mortgage Assn. 2.50% 20272	1,663	1,765
Government National Mortgage Assn. 3.00% 20272	6,432	6,917
Government National Mortgage Assn. 3.50% 20422	50,200	54,922
JPMorgan Chase & Co. 3.45% 2016	15,800	16,863
JPMorgan Chase & Co. 4.35% 2021	20,350	22,476
JPMorgan Chase & Co. 4.625% 2021	7,504	8,405
JPMorgan Chase & Co. 3.25% 2022	5,705	5,798
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 6.20% 2019	18,700	22,536
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.60% 2040	7,770	10,831
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	12,035	16,676
Polish Government 6.375% 2019	22,460	27,822
Polish Government 5.125% 2021	11,400	13,309
Polish Government 5.00% 2022	3,000	3,487
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	975	1,053
Westfield Group 7.50% 20144	4,115	4,536
Westfield Group 5.75% 20154	710	789
Westfield Group 5.70% 20164	6,300	7,118
Westfield Group 7.125% 20184	13,880	16,991
Westfield Group 6.75% 20194	5,250	6,376
WEA Finance LLC 4.625% 20214	3,630	3,971
Westfield Group 3.375% 20224	3,200	3,189
Anheuser-Busch InBev NV 6.875% 2019	14,400	19,081
Anheuser-Busch InBev NV 7.75% 2019	9,595	13,000
Anheuser-Busch InBev NV 5.375% 2020	4,000	4,975
Anheuser-Busch InBev NV 2.50% 2022	2,710	2,755
Anheuser-Busch InBev NV 3.75% 2042	1,900	1,916
Prologis, Inc. 7.625% 2014	8,000	8,783
Prologis, Inc. 6.125% 2016	1,550	1,772
Prologis, Inc. 6.25% 2017	4,824	5,530
Prologis, Inc. 6.625% 2018	3,225	3,859
Prologis, Inc. 6.625% 2019	2,890	3,470
Prologis, Inc. 7.375% 2019	6,280	7,789
Prologis, Inc. 6.875% 2020	6,235	7,579
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.061% 20452,3	4,720	5,461
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20462,4	6,750	7,272
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20462,4	8,500	9,232
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.918% 20492,3	12,530	14,820
Murray Street Investment Trust I 4.647% 2017	11,900	12,794
Goldman Sachs Group, Inc. 5.25% 2021	5,150	5,689
Goldman Sachs Group, Inc. 5.75% 2022	13,020	15,028
Goldman Sachs Group, Inc. 6.25% 2041	1,160	1,348
United Mexican States Government Global 5.95% 2019	8,920	11,105
United Mexican States Government Global, Series A, 5.125% 2020	3,000	3,600
United Mexican States Government Global, Series A, 3.625% 2022	3,250	3,552
United Mexican States Government Global, Series A, 6.05% 2040	7,520	10,058
United Mexican States Government Global, Series A, 5.75% 2110	3,000	3,608
AXA SA 8.60% 2030	18,550	22,504
AXA SA, junior subordinated 6.463% (undated)3,4	9,575	8,881
Deutsche Telekom International Finance BV 5.875% 2013	1,880	1,964
Deutsche Telekom International Finance BV 3.125% 20164	2,715	2,858
Deutsche Telekom International Finance BV 9.25% 2032	14,640	23,169
Wells Fargo & Co. 2.10% 2017	1,885	1,953
Wells Fargo & Co., Series I, 3.50% 2022	24,095	25,754
Gazprom OJSC 5.092% 20154	4,675	4,996
Gazprom OJSC 5.999% 20214	3,900	4,447
Gazprom OJSC 5.999% 2021	2,250	2,565
Gazprom OJSC, Series 9, 6.51% 2022	2,650	3,128
Gazprom OJSC 7.288% 20374	5,900	7,464
Gazprom OJSC 7.288% 2037	4,030	5,098
Roche Holdings Inc. 6.00% 20194	16,270	20,444
Roche Holdings Inc. 7.00% 20394	4,540	6,832
Hungarian Government 6.25% 2020	20,040	21,841
Hungarian Government 7.625% 2041	4,560	5,176
Telecom Italia Capital SA 6.999% 2018	1,150	1,274
Telecom Italia Capital SA 7.175% 2019	2,245	2,486
Telecom Italia Capital SA 6.375% 2033	5,103	4,682
Telecom Italia Capital SA 7.20% 2036	12,409	12,223
Telecom Italia Capital SA 7.721% 2038	5,908	5,967
Standard Chartered PLC 3.85% 20154	8,330	8,792
Standard Chartered PLC 3.20% 20164	16,950	17,709
Pemex Project Funding Master Trust 5.75% 2018	5,750	6,763
Petróleos Mexicanos 4.875% 2022	1,300	1,472
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,750	8,505
Petróleos Mexicanos 6.50% 2041	2,470	3,091
Petróleos Mexicanos 5.50% 2044	5,875	6,477
HSBC Finance Corp. 0.848% 20163	9,900	9,468
HSBC Holdings PLC 4.125% 20204	11,990	13,229
HSBC Holdings PLC 4.00% 2022	2,870	3,086
Comcast Corp. 5.30% 2014	3,000	3,178
Comcast Corp. 6.30% 2017	1,480	1,826
Comcast Corp. 5.875% 2018	3,255	3,966
Comcast Corp. 3.125% 2022	470	489
Comcast Corp. 6.95% 2037	5,035	6,885
Comcast Corp. 6.40% 2038	1,750	2,252
Comcast Corp. 6.40% 2040	2,150	2,817
Comcast Corp. 4.65% 2042	4,025	4,329
CEMEX Finance LLC 9.50% 2016	9,925	10,297
CEMEX Finance LLC 9.50% 20164	2,200	2,283
CEMEX SA 9.25% 20204	12,799	12,898
Petrobras International Finance Co. 3.50% 2017	3,500	3,670
Petrobras International 5.75% 2020	4,480	5,130
Petrobras International 5.375% 2021	11,090	12,554
Petrobras International 6.875% 2040	2,100	2,653
Petrobras International Finance Co. 6.75% 2041	1,000	1,248
Gilead Sciences, Inc. 2.40% 2014	735	760
Gilead Sciences, Inc. 3.05% 2016	6,250	6,725
Gilead Sciences, Inc. 4.40% 2021	14,365	16,362
Gilead Sciences, Inc. 5.65% 2041	645	811
Kimco Realty Corp. 6.00% 2012	1,000	1,009
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,230	1,246
Kimco Realty Corp., Series C, 4.82% 2014	1,000	1,052
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,453
Kimco Realty Corp. 5.584% 2015	2,003	2,212
Kimco Realty Corp. 5.70% 2017	500	575
Kimco Realty Corp. 4.30% 2018	4,740	5,187
Kimco Realty Corp. 6.875% 2019	9,510	11,679
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,805	2,976
Williams Partners L.P. 4.125% 2020	1,625	1,767
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	15,340	17,808
Williams Partners L.P. 3.35% 2022	1,560	1,598
Transocean Inc. 5.05% 2016	6,000	6,712
Transocean Inc. 2.50% 2017	1,545	1,556
Transocean Inc. 6.375% 2021	11,155	13,377
Transocean Inc. 3.80% 2022	1,920	1,934
International Business Machines Corp. 0.75% 2015	12,900	12,992
International Business Machines Corp. 1.95% 2016	9,965	10,419
Korea Development Bank 5.30% 2013	2,200	2,225
Korea Development Bank 8.00% 2014	6,250	6,796
Korea Development Bank 3.875% 2017	12,800	13,962
Russian Federation 3.25% 20174	8,000	8,438
Russian Federation 5.00% 2020	5,100	5,868
Russian Federation 7.50% 20302	3,687	4,662
Russian Federation 5.625% 20424	2,500	3,007
Bermudan Government 5.603% 20204	16,785	19,502
Bermudan Government 5.603% 2020	1,800	2,091
Citigroup Inc. 4.75% 2015	9,000	9,694
Citigroup Inc. 4.45% 2017	10,100	11,107
Citigroup Inc. 6.125% 2018	618	733
Iberdrola Finance Ireland 3.80% 20144	4,470	4,553
Scottish Power PLC 5.375% 2015	8,200	8,660
Iberdrola Finance Ireland 5.00% 20194	5,000	5,038
Scottish Power PLC 5.81% 2025	2,500	2,689
Daimler Finance NA LLC 2.625% 20164	3,000	3,133
Daimler AG 2.40% 20174	5,000	5,162
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	12,480
Indonesia (Republic of) 6.875% 2018	5,450	6,697
Indonesia (Republic of) 4.875% 20214	3,835	4,405
Indonesia (Republic of) 4.875% 2021	2,190	2,516
Indonesia (Republic of) 8.50% 2035	1,625	2,588
Indonesia (Republic of) 7.75% 20384	935	1,400
Indonesia (Republic of) 7.75% 2038	555	831
Indonesia (Republic of) 5.25% 2042	1,755	1,999
Croatian Government 6.25% 20174	1,615	1,752
Croatian Government 6.75% 20194	2,300	2,605
Croatian Government 6.625% 20204	7,095	7,989
Croatian Government 6.375% 20214	6,880	7,665
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20164	5,500	6,218
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 20184	8,000	9,753
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20214	3,275	3,803
Enbridge Energy Partners, LP, Series B, 6.50% 2018	10,445	12,693
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,433
Enbridge Energy Partners, LP 5.20% 2020	2,210	2,531
Reliance Holdings Ltd. 4.50% 20204	1,750	1,797
Reliance Holdings Ltd. 5.40% 20224	8,200	8,753
Reliance Holdings Ltd. 6.25% 20404	7,750	8,741
Bahrain Government 5.50% 2020	17,870	18,437
Bahrain Government 5.50% 20204	630	650
Ras Laffan Liquefied Natural Gas III 5.50% 20144	5,300	5,753
Ras Laffan Liquefied Natural Gas II 5.298% 20202,4	3,342	3,777
Ras Laffan Liquefied Natural Gas III 5.838% 20272,4	8,000	9,320
Lithuania (Republic of) 6.75% 2015	3,930	4,343
Lithuania (Republic of) 6.125% 20214	7,155	8,568
Lithuania (Republic of) 6.625% 20224	4,750	5,908
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.393% 20442,3	5,055	5,677
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20482	11,255	13,046
First Data Corp. 9.875% 2015	2,572	2,636
First Data Corp. 9.875% 2015	273	278
First Data Corp. 10.55% 20156	116	119
First Data Corp. 11.25% 2016	2,750	2,681
First Data Corp., Term Loan D, 5.217% 20172,3,7	4,135	4,088
First Data Corp. 6.75% 20204	4,650	4,644
First Data Corp. 12.625% 2021	4,011	4,176
Morgan Stanley 3.80% 2016	7,500	7,758
Morgan Stanley, Series F, 5.625% 2019	9,500	10,395
StatoilHydro ASA 1.80% 2016	4,000	4,161
Statoil ASA 3.125% 2017	4,000	4,389
StatoilHydro ASA 5.25% 2019	2,500	3,042
Statoil ASA 3.15% 2022	6,000	6,425
StatoilHydro ASA 4.25% 2041	100	111
Latvia (Republic of) 5.25% 20174	10,455	11,527
Latvia (Republic of) 5.25% 2021	5,750	6,473
Volvo Treasury AB 5.95% 20154	16,390	17,963
Shell International Finance BV 4.00% 2014	9,340	9,825
Shell International Finance BV 4.30% 2019	4,000	4,681
Shell International Finance BV 2.375% 2022	3,000	3,036
ArcelorMittal 4.50% 20173	6,500	6,383
ArcelorMittal 5.75% 20213	7,765	7,411
ArcelorMittal 6.25% 20223	3,335	3,291
Frontier Communications Corp. 8.25% 2017	2,550	2,907
Frontier Communications Corp. 8.50% 2020	1,775	2,015
Frontier Communications Corp. 9.25% 2021	6,525	7,585
Frontier Communications Corp. 7.125% 2023	4,250	4,436
Volkswagen International Finance NV 1.625% 20134	4,100	4,141
Volkswagen International Finance NV 2.875% 20164	1,900	2,000
Volkswagen International Finance NV 2.375% 20174	5,000	5,199
Volkswagen International Finance NV 4.00% 20204	5,000	5,529
State of Qatar 4.50% 20224	3,500	3,973
State of Qatar 9.75% 2030	7,250	12,833
Express Scripts Inc. 3.125% 2016	15,060	16,076
UBS AG 5.75% 2018	13,610	16,062
British American Tobacco International Finance PLC 2.125% 20174	1,325	1,357
British American Tobacco International Finance PLC 9.50% 20184	10,485	14,637
Slovakia Government 4.375% 20224	15,100	15,960
Amgen Inc. 2.50% 2016	4,125	4,336
Amgen Inc. 2.125% 2017	3,410	3,526
Amgen Inc. 3.625% 2022	2,105	2,224
Amgen Inc. 5.15% 2041	2,750	3,080
Amgen Inc. 5.375% 2043	2,330	2,714
CEZ, a s 4.25% 20224	14,475	15,485
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,206
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	8,448
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,816
Time Warner Cable Inc. 7.50% 2014	4,280	4,701
Time Warner Cable Inc. 6.75% 2018	3,985	5,019
Time Warner Cable Inc. 5.00% 2020	4,000	4,646
Time Warner Cable Inc. 5.50% 2041	600	682
Brazil (Federal Republic of) Global 6.00% 2017	4,500	5,383
Brazil (Federal Republic of) Global 4.875% 2021	3,000	3,600
Brazil (Federal Republic of) Global 5.625% 2041	4,715	6,059
ERP Operating LP 5.25% 2014	3,000	3,239
ERP Operating LP 5.125% 2016	1,110	1,251
ERP Operating LP 4.75% 2020	9,200	10,542
Hospitality Properties Trust 6.30% 2016	1,000	1,091
Hospitality Properties Trust 6.70% 2018	8,805	9,960
Hospitality Properties Trust 5.00% 2022	3,500	3,685
Total Capital International 1.50% 2017	5,000	5,095
Total Capital International 1.55% 2017	3,980	4,060
Total Capital International 2.875% 2022	4,505	4,696
Total Capital International 2.70% 2023	860	879
Burlington Northern Santa Fe LLC 5.75% 2018	1,160	1,418
Burlington Northern Santa Fe LLC 4.70% 2019	1,960	2,268
Burlington Northern Santa Fe LLC 3.45% 2021	5,000	5,362
Burlington Northern Santa Fe LLC 3.05% 2022	5,200	5,395
Reynolds Group Inc. 9.00% 2019	8,000	8,200
Reynolds Group Inc. 5.75% 20204	5,500	5,507
Anadarko Petroleum Corp. 5.95% 2016	3,000	3,480
Anadarko Petroleum Corp. 6.375% 2017	3,430	4,141
Anadarko Petroleum Corp. 8.70% 2019	4,000	5,373
Anadarko Petroleum Corp. 6.20% 2040	500	616
Sprint Nextel Corp. 6.00% 2016	1,000	1,035
Sprint Capital Corp. 6.90% 2019	8,750	9,122
Sprint Nextel Corp. 7.00% 2020	3,250	3,392
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,283
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,897
TransCanada PipeLines Ltd. 7.625% 2039	2,000	3,109
UniCredito Italiano SpA 6.00% 20174	8,605	8,189
HVB Funding Trust I, junior subordinated 8.741% 20314	4,000	3,370
HVB Funding Trust III, junior subordinated 9.00% 20314	1,810	1,543
Veolia Environnement 6.00% 2018	11,175	13,046
Realogy Corp., Term Loan B, 4.478% 20162,3,7	2,544	2,518
Realogy Corp., Letter of Credit, 4.491% 20162,3,7	208	206
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,7	6,150	6,227
Realogy Corp. 7.875% 20194	3,725	3,930
Enersis SA 7.375% 2014	11,935	12,789
GlaxoSmithKline Capital Inc. 4.85% 2013	2,000	2,056
GlaxoSmithKline Capital PLC 1.50% 2017	10,500	10,696
HSBK (Europe) BV 7.25% 20174	1,865	1,947
HSBK (Europe) BV 7.25% 20214	10,525	10,741
E.ON International Finance BV 5.80% 20184	7,500	9,090
E.ON International Finance BV 6.65% 20384	2,500	3,463
Kraft Foods Inc. 2.25% 20174	1,590	1,639
Kraft Foods Inc. 6.125% 2018	5,975	7,305
Kraft Foods Inc. 5.375% 20204	1,570	1,869
Kraft Foods Inc. 5.375% 2020	1,430	1,728
National Grid PLC 6.30% 2016	10,575	12,314
Venezuela (Republic of) 8.50% 2014	2,000	2,020
Venezuela (Republic of) 5.75% 2016	250	229
Venezuela (Republic of) 12.75% 2022	3,000	3,203
Venezuela (Republic of) 9.25% 2027	2,315	2,099
Venezuela (Republic of) 9.25% 2028	780	690
Venezuela (Republic of) 9.375% 2034	4,025	3,592
Verizon Communications Inc. 8.75% 2018	3,760	5,257
Verizon Communications Inc. 4.75% 2041	575	665
Verizon Communications Inc. 6.00% 2041	4,425	5,891
Kinder Morgan Energy Partners, LP 6.85% 2020	2,540	3,196
Kinder Morgan Energy Partners, LP 3.95% 2022	705	759
Kinder Morgan Energy Partners, LP 3.45% 2023	6,295	6,497
Kinder Morgan Energy Partners, LP 5.00% 2042	1,250	1,305
Bank of America Corp. 3.75% 2016	5,250	5,576
Bank of America Corp. 5.75% 2017	1,020	1,175
Bank of America Corp. 5.00% 2021	4,440	4,890
Simon Property Group, LP 6.75% 2014	3,645	3,931
Simon Property Group, LP 4.20% 2015	2,125	2,264
Simon Property Group, LP 5.875% 2017	925	1,088
Simon Property Group, LP 10.35% 2019	2,975	4,287
AT&T Inc. 1.70% 2017	7,380	7,611
AT&T Inc. 5.35% 2040	3,250	3,932
Norfolk Southern Corp. 5.75% 2016	5,515	6,337
Norfolk Southern Corp. 3.00% 2022	4,500	4,681
Norfolk Southern Corp. 3.95% 2042	250	250
NBCUniversal Media, LLC 5.15% 2020	4,500	5,342
NBCUniversal Media, LLC 2.875% 2023	4,435	4,427
NBCUniversal Media, LLC 4.45% 2043	1,500	1,495
BG Energy Capital PLC 2.875% 20164	1,000	1,062
BG Energy Capital PLC 4.00% 20214	9,200	10,200
Tennessee Valley Authority 5.88% 2036	250	351
Tennessee Valley Authority 5.25% 2039	8,250	10,908
Developers Diversified Realty Corp. 5.50% 2015	3,023	3,273
Developers Diversified Realty Corp. 9.625% 2016	1,510	1,881
Developers Diversified Realty Corp. 7.50% 2017	5,000	5,990
American International Group, Inc. 3.00% 2015	5,000	5,181
American International Group, Inc. 3.80% 2017	5,500	5,923
VEB Finance Ltd. 6.902% 20204	9,045	10,709
Boyd Gaming Corp. 6.75% 2014	3,025	3,040
Boyd Gaming Corp. 7.125% 2016	2,175	2,164
Boyd Gaming Corp. 9.125% 2018	2,000	2,110
Boyd Gaming Corp. 9.00% 20204	3,225	3,306
MGM Resorts International 6.625% 2015	4,100	4,408
MGM Resorts International 7.50% 2016	1,500	1,613
MGM Resorts International 6.75% 20204	725	727
MGM Resorts International 9.00% 2020	3,250	3,644
Telefónica Emisiones, SAU 3.992% 2016	2,500	2,494
Telefónica Emisiones, SAU 5.134% 2020	2,200	2,164
Telefónica Emisiones, SAU 5.462% 2021	4,205	4,131
Telefónica Europe BV 8.25% 2030	1,295	1,379
Ghana (Republic of) 8.50% 2017	8,500	10,030
Barclays Bank PLC 5.125% 2020	8,875	9,993
Novartis Securities Investment Ltd. 5.125% 2019	7,000	8,424
Novartis Capital Corp. 2.40% 2022	500	507
Novartis Capital Corp. 3.70% 2042	1,000	1,040
Macy’s Retail Holdings, Inc. 7.875% 20153	6,080	7,145
Macy’s Retail Holdings, Inc. 3.875% 2022	2,585	2,793
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20372	1,670	1,697
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 20392	7,165	8,194
ABB Finance (USA) Inc. 1.625% 2017	4,695	4,777
ABB Finance (USA) Inc. 2.875% 2022	4,830	5,005
Turkey (Republic of) 5.625% 2021	5,700	6,527
Turkey (Republic of) 8.00% 2034	2,200	3,108
Kroger Co. 7.50% 2014	5,250	5,706
Kroger Co. 2.20% 2017	2,460	2,523
Kroger Co. 6.80% 2018	1,000	1,231
General Electric Capital Corp. 3.15% 2022	2,305	2,321
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)3	6,700	7,102
Colbun SA 6.00% 20204	8,150	9,195
Electricité de France SA 5.50% 20144	3,000	3,179
Electricité de France SA 4.60% 20204	2,200	2,474
Electricité de France SA 6.95% 20394	2,625	3,500
BNP Paribas 5.00% 2021	5,505	6,103
BNP Paribas, junior subordinated 7.195% (undated)3,4	3,200	3,042
McDonald’s Corp. 3.50% 2020	8,005	9,014
CenterPoint Energy Resources Corp. 4.50% 2021	7,915	8,992
Republic of Belarus 8.95% 2018	9,100	8,973
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	3,307
Consumers Energy Co. 2.85% 2022	5,160	5,399
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20182,4	8,015	8,376
Jaguar Land Rover PLC 7.75% 20184	5,200	5,636
Jaguar Land Rover PLC 8.125% 20214	2,500	2,734
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20462,4	4,327	4,708
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 20462,4	3,000	3,608
Cricket Communications, Inc. 10.00% 2015	1,325	1,398
Cricket Communications, Inc. 7.75% 2016	6,425	6,811
Intesa Sanpaolo SpA 6.50% 20214	8,290	8,112
Warner Music Group 9.50% 2016	2,375	2,604
Warner Music Group 9.50% 2016	2,275	2,494
Warner Music Group 11.50% 2018	2,500	2,825
Nordea Bank, Series 2, 3.70% 20144	5,000	5,247
Nordea Bank AB 3.125% 20174	2,500	2,618
International Lease Finance Corp. 4.875% 2015	7,500	7,824
Limited Brands, Inc. 7.00% 2020	811	925
Limited Brands, Inc. 6.625% 2021	5,984	6,822
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	6,500	7,735
Sri Lanka (Republic of) 8.25% 2012	350	352
Sri Lanka (Republic of) 6.25% 20214	4,250	4,642
Sri Lanka (Republic of) 5.875% 20224	2,500	2,702
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20212,4	6,790	7,669
Banco de Crédito del Perú 5.375% 20204	7,000	7,595
ENA Norte Trust 4.95% 20232,4	7,500	7,551
Virgin Media Finance PLC, Series 1, 9.50% 2016	3,400	3,783
Virgin Media Secured Finance PLC 5.25% 2021	3,060	3,557
American Tower Corp. 7.00% 2017	6,150	7,329
DAE Aviation Holdings, Inc. 11.25% 20154	7,033	7,279
SABMiller Holdings Inc. 2.45% 20174	2,470	2,587
SABMiller Holdings Inc. 4.95% 20424	4,000	4,680
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20372	216	217
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.065% 20382,3	3,785	4,398
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 20392	2,250	2,583
Toys “R” Us-Delaware, Inc. 7.375% 20164	2,000	2,045
Toys “R” Us Property Co. II, LLC 8.50% 2017	3,800	4,114
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 20182,3,7	1,012	997
Development Bank of Kazakhstan 5.50% 20154	6,400	6,976
BBVA Bancomer SA 4.50% 20164	2,975	3,154
BBVA Bancomer SA, junior subordinated 7.25% 20204	2,010	2,186
BBVA Bancomer SA 6.50% 20214	1,455	1,601
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20412,3	4,825	5,143
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20432,3	1,655	1,767
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	3,750	4,022
CityCenter Holdings, LLC and CityCenter Finance Corp. 11.50% 20176	2,644	2,835
Gabonese Republic 8.20% 20174	5,500	6,765
DISH DBS Corp. 4.625% 20174	1,100	1,130
DISH DBS Corp 6.75% 2021	5,000	5,475
DISH DBS Corp. 5.875% 20224	150	155
Royal Bank of Scotland Group PLC 4.375% 2016	5,000	5,390
Royal Bank of Scotland PLC 5.625% 2020	1,195	1,365
Teekay Corp. 8.50% 2020	6,400	6,752
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20144	6,365	6,660
Woodside Finance Ltd. 4.60% 20214	6,040	6,643
Santander Issuances, SA Unipersonal 6.50% 20193,4	6,600	6,551
Rio Tinto Finance (USA) Ltd. 2.50% 2016	3,000	3,136
Rio Tinto Finance (USA) Ltd. 2.875% 2022	3,340	3,333
France Government Agency-Guaranteed, Société Finance 2.875% 20144	6,070	6,351
Koninklijke KPN NV 8.375% 2030	4,600	6,174
Univision Communications Inc., Term Loan B, 4.466% 20172,3,7	2,584	2,558
Univision Communications Inc. 8.50% 20214	3,500	3,570
Vodafone Group PLC, Term Loan B, 6.875% 20152,6,7	3,156	3,267
Vodafone Group PLC, Term Loan B, 6.25% 20162,6,7,8	2,759	2,855
Enel Finance International SA 3.875% 20144	5,950	6,121
Wal-Mart Stores, Inc. 4.875% 2040	5,000	6,021
Ply Gem Industries, Inc. 13.125% 2014	1,000	1,073
Ply Gem Industries, Inc. 8.25% 2018	4,675	4,903
Georgia Gulf Corp. 9.00% 20174	5,275	5,921
US Investigations Services, Inc., Term Loan B, 2.969% 20152,3,7	1,219	1,145
US Investigations Services, Inc., Term Loan D, 7.75% 20152,3,7	2,110	2,109
US Investigations Services, Inc. 10.50% 20154	1,900	1,672
US Investigations Services, Inc. 11.75% 20164	1,035	869
Union Pacific Corp. 5.70% 2018	2,000	2,440
Union Pacific Corp. 2.95% 2023	750	780
Union Pacific Corp. 6.15% 2037	1,990	2,562
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 20462	3,790	4,380
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.893% (undated)2,3	1,120	1,292
Time Warner Inc. 4.75% 2021	2,320	2,685
Time Warner Inc. 6.25% 2041	2,330	2,966
Denbury Resources Inc. 9.75% 2016	2,750	2,963
Denbury Resources Inc. 8.25% 2020	2,292	2,596
Romanian Government 6.75% 20224	4,850	5,474
Hughes Satellite Systems Corp. 6.50% 2019	2,500	2,688
Hughes Satellite Systems Corp. 7.625% 2021	2,500	2,781
Marks and Spencer Group PLC 6.25% 20174	4,500	4,997
Marks and Spencer Group PLC 7.125% 20374	400	438
Target Corp. 6.00% 2018	4,375	5,431
United Rentals, Inc. 7.375% 20204	5,000	5,388
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	5,000	5,388
Progress Energy, Inc. 6.05% 2014	5,000	5,369
VPI Escrow Corp. 6.375% 20204	5,235	5,366
Chilean Government 3.25% 2021	4,925	5,356
Cardinal Health, Inc. 4.625% 2020	4,680	5,335
United Technologies Corp. 1.80% 2017	5,120	5,317
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	4,990	5,283
Toronto-Dominion Bank 2.375% 2016	5,000	5,265
Devon Energy Corp. 3.25% 2022	5,000	5,214
Voto-Votorantim Ltd 6.75% 20214	4,450	5,207
CEVA Group PLC 11.625% 20164	2,775	2,858
CEVA Group PLC 8.375% 20174	200	195
CEVA Group PLC 11.50% 20184	2,350	2,092
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,679
Brandywine Operating Partnership, LP 4.95% 2018	2,225	2,394
Quintiles, Term Loan B, 5.00% 20182,3,7	4,938	4,975
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	4,655	4,901
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	4,500	4,871
Goodman Funding Pty Ltd. 6.00% 20224	4,475	4,817
Iron Mountain Inc. 5.75% 2024	4,750	4,786
PTS Acquisition Corp. 9.50% 20156	4,597	4,706
Needle Merger Sub Corp. 8.125% 20194	4,565	4,679
PTT Exploration & Production Ltd 5.692% 20214	4,045	4,678
Wind Acquisition SA 11.75% 20174	2,750	2,606
Wind Acquisition SA 7.25% 20184	2,050	1,958
SRA International, Inc., Term Loan B, 6.50% 20182,3,7	4,600	4,561
Dominican Republic 7.50% 20212,4	4,000	4,540
VWR Funding, Inc., Series B, 10.25% 20156	4,434	4,539
The Export-Import Bank of Korea 4.375% 2021	4,000	4,504
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20162	4,250	4,478
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	4,200	4,022
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	500	454
BE Aerospace, Inc. 5.25% 2022	4,285	4,467
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 20122,3,7	707	719
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.262% 20142,3,7	67	44
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 20142,3,7	2,222	1,455
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.75% 20142,3,7	2,493	1,670
Hawker Beechcraft Acquisition Co., LLC 8.50% 20159	1,225	221
Hawker Beechcraft Acquisition Co., LLC 8.875% 20156,9	1,815	327
Michaels Stores, Inc. 13.00% 2016	1,144	1,204
Michaels Stores, Inc. 7.75% 2018	2,900	3,125
CIT Group Inc. 5.00% 2017	4,000	4,290
Ingles Markets, Inc. 8.875% 2017	3,950	4,276
Enterprise Products Operating LLC 4.05% 2022	3,210	3,517
Enterprise Products Operating LLC 4.45% 2043	750	746
Digicel Group Ltd. 10.50% 20184	850	933
Digicel Group Ltd. 8.25% 20204	3,150	3,323
Newcrest Finance Pty Ltd. 4.45% 20214	2,220	2,281
Newcrest Finance Pty Ltd. 4.20% 20224	1,930	1,947
Altria Group, Inc. 9.95% 2038	2,500	4,221
Pernod Ricard SA 2.95% 20174	4,000	4,178
Inmet Mining Corp. 8.75% 20204	4,000	4,160
Cox Communications, Inc. 5.45% 2014	3,770	4,149
Stater Bros. Holdings Inc. 7.75% 2015	4,025	4,131
LightSquared, Term Loan B, 12.00% 20142,6,7,9	5,845	4,113
SUPERVALU Inc. 7.50% 2014	725	700
SUPERVALU Inc., Term Loan B, 8.00% 20182,3,7	3,367	3,392
Schering-Plough Corp. 6.00% 2017	3,275	4,058
MacDermid 9.50% 20174	3,850	4,038
CoBank ACB 7.875% 20184	430	536
CoBank ACB 0.989% 20223,4	4,275	3,499
Colombia (Republic of) Global 10.375% 2033	484	889
Colombia (Republic of) Global 7.375% 2037	715	1,103
Colombia (Republic of) Global 6.125% 2041	1,500	2,040
Unum Group 5.625% 2020	3,600	4,032
EDP Finance BV. 6.00% 20184	4,000	4,013
FMG Resources 7.00% 20154	4,000	4,000
Odebrecht Finance Ltd 5.125% 20224	1,900	2,028
Odebrecht Finance Ltd 6.00% 20234	1,750	1,951
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	834	905
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	231	251
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,414	2,707
Samsung Electronics America, Inc., 1.75% 20174	3,800	3,858
PETCO Animal Supplies, Inc. 9.25% 20184	3,450	3,847
Banco Mercantil del Norte, SA, junior subordinated 6.862% 20213,4	3,500	3,806
International Paper Co. 7.30% 2039	2,810	3,736
Revel Entertainment, Term Loan B, 9.00% 20172,3,7	4,700	3,735
Northern States Power Co., First Mortgage Bonds, 2.15% 2022	3,675	3,679
Province of Buenos Aires 10.875% 20212,4	5,000	3,675
South Korean Government 5.75% 2014	3,400	3,653
Staples, Inc. 9.75% 2014	3,250	3,597
PDC Energy Inc. 7.75% 20224	3,575	3,575
Braskem America Finance Co. 7.125% 20414	2,450	2,609
Braskem America Finance Co. 7.125% 2041	900	958
Tower Automotive Holdings 10.625% 20174	3,262	3,531
Energy Transfer Partners, LP 7.50% 2020	3,050	3,477
National CineMedia, Inc. 6.00% 20224	3,225	3,419
Consolidated Edison Company of New York, Inc., Series 2012 A, 4.20% 2042	3,060	3,384
TXU, Term Loan, 3.728% 20142,3,7	961	717
TXU, Term Loan, 4.728% 20172,3,7	3,846	2,656
ACE INA Holdings Inc. 5.875% 2014	1,510	1,643
ACE INA Holdings Inc. 2.60% 2015	1,625	1,704
Grifols Inc. 8.25% 2018	3,000	3,330
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	3,000	3,320
Academy, Ltd. 9.25% 20194	3,000	3,311
Tampa Electric Co. 4.10% 2042	3,140	3,288
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	3,000	3,285
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372,4	3,000	3,128
Cenovus Energy Inc. 3.00% 2022	1,060	1,089
Cenovus Energy Inc. 6.75% 2039	1,500	2,036
Cliffs Natural Resources Inc. 4.875% 2021	3,155	3,094
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	3,000	3,041
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50% 20172,3,7	3,001	3,039
Serena Software, Inc. 10.375% 2016	2,936	3,017
Boston Scientific Corp. 6.00% 2020	2,500	2,977
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	3,000	2,955
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20154	2,000	1,990
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20174	1,000	920
UDR, Inc., Series A, 5.25% 2015	2,680	2,896
JMC Steel Group Inc. 8.25% 20184	2,800	2,870
Concho Resources Inc. 7.00% 2021	2,500	2,812
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 20232	2,225	2,735
Symbion Inc. 8.00% 2016	2,625	2,704
SunGard Data Systems Inc. 7.375% 2018	2,500	2,694
Ball Corp. 5.00% 2022	2,500	2,622
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	2,500	2,619
Bon-Ton Department Stores Inc. 10.625% 20174	2,875	2,609
Del Monte Corp. 7.625% 2019	2,500	2,584
Nufarm Ltd. 6.375% 20194	2,500	2,500
Nortek Inc. 10.00% 2018	2,050	2,276
Arch Coal, Inc. 7.00% 2019	2,675	2,260
AES Panamá, SA 6.35% 20164	2,000	2,205
Phillips 66 5.875% 20424	1,780	2,124
Biogen Idec Inc. 6.00% 2013	2,000	2,044
QBE Capital Funding III LP 7.25% 20413,4	2,000	2,028
Cisco Systems, Inc. 0.644% 20143	2,000	2,009
New York Life Global Funding 4.65% 20134	1,940	1,990
Delhaize Group 5.70% 2040	2,129	1,902
Thomson Reuters Corp. 5.95% 2013	1,750	1,824
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,785
TNK-BP Finance SA 7.50% 20164	1,500	1,741
Alpha Natural Resources, Inc. 6.00% 2019	2,050	1,722
Fox Acquisition LLC, Term-Loan B, 5.50% 20172,3,7	1,705	1,720
SBA Communications Corp. 5.75% 20204	1,525	1,607
TRAC Intermodal 11.00% 20194	1,525	1,601
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 20452	1,375	1,592
Western Gas Partners LP 4.00% 2022	1,500	1,567
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 20152	1,500	1,537
HBOS PLC 6.75% 20184	1,490	1,520
CNA Financial Corp. 7.35% 2019	1,200	1,491
Host Hotels & Resorts LP, Series C, 4.75% 2023	1,425	1,484
Husky Energy Inc. 5.90% 2014	1,300	1,412
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 20282	1,062	1,232
Petroplus Finance Ltd. 6.75% 20144,9	3,450	500
Petroplus Finance Ltd. 7.00% 20174,9	3,960	574
Petroplus Finance Ltd. 9.375% 20194,9	800	116
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.481% 20442,3	1,000	1,132
Canadian National Railway Co. 4.95% 2014	1,000	1,057
Northwest Airlines, Inc., Term Loan B, 3.87% 20132,3,7	182	181
Northwest Airlines, Inc., Term Loan A, 2.12% 20182,3,7	864	812
McKesson Corp. 3.25% 2016	740	797
Ireland Government Agency-Guaranteed, Irish Life & Permanent 3.60% 20134	800	796
France Télécom 4.375% 2014	705	746
Atlas Copco AB 5.60% 20174	500	590
Jackson National Life Global 5.375% 20134	560	577
Liberty Mutual Group Inc. 6.50% 20354	535	576
tw telecom holdings inc. 5.375% 20224	500	512
JSC BTA Bank 10.75%/12.50% 20182,4,9,10	1,165	227
JSC BTA Bank 0% 20204	2,406	174
JSC BTA Bank 7.20% 20252,4,9	264	15
Iraq (Republic of) 5.80% 20282,4	250	231
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	75	63
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.383% 20422,3	19	19
Local T.V. Finance LLC, Term Loan B, 2.22% 20132,3,7	12	12
		5,712,632

Total bonds & notes (cost: $12,153,892,000)		12,967,617

Common stocks — 0.00%	Shares

U.S. DOLLARS — 0.00%
Atrium Corp.4,8,11	191	13

Total common stocks (cost: $17,000)		13

	Principal amount	Value
Short-term securities — 9.58%	(000)	(000)

Freddie Mac 0.12%–0.17% due 10/1/2012–2/5/2013	US$243,772	US$ 243,720
U.S. Treasury Bills 0.141%–0.145% due 10/18/2012–2/14/2013	143,600	143,570
Federal Home Loan Bank 0.13%–0.145% due 10/10–12/5/2012	137,400	137,387
Fannie Mae 0.125%–0.153% due 11/14/2012–3/13/2013	130,787	130,716
Thunder Bay Funding, LLC 0.20%–0.24% due 12/10/2012–1/22/20134	78,342	78,298
Toronto-Dominion Holdings USA Inc. 0.16%–0.17% due 10/19–11/26/20124	65,600	65,587
Commonwealth Bank of Australia 0.18%–0.19% due 11/26–12/21/20124	62,100	62,079
GlaxoSmithKline Finance PLC 0.13% due 10/10–10/11/20124	60,000	59,998
Svenska Handelsbanken Inc. 0.21%–0.23% due 11/28–12/19/20124	60,000	59,976
International Bank for Reconstruction and Development 0.15% due 1/7/2013	50,000	49,984
Total Capital Canada Ltd. 0.18% due 11/15/20124	45,000	44,984
British Columbia (Province of) 0.20% due 11/16/2012–1/7/2013	35,800	35,789
Gotham Funding Corp. 0.22% due 11/14/20124	35,000	34,989
Sumitomo Mitsui Banking Corp. 0.165% due 10/24/20124	30,100	30,097
Australia & New Zealand Banking Group, Ltd. 0.18% due 12/3/20124	28,400	28,392
BHP Billiton Finance (USA) Limited 0.15% due 10/3/20124	26,700	26,700
Straight-A Funding LLC 0.18% due 10/19/20124	25,677	25,674
Federal Farm Credit Banks 0.19% due 1/23/2013	20,000	19,992
Bank of Nova Scotia 0.145% due 11/19/2012	11,900	11,898
Private Export Funding Corp. 0.25% due 12/18/20124	11,500	11,493
Province of Ontario 0.14% due 10/30/2012	5,500	5,499

Total short-term securities (cost: $1,306,777,000)		1,306,822

Total investment securities (cost: $13,460,686,000)		14,274,452
Other assets less liabilities		(632,725)

Net assets		US$13,641,727

1Index-linked bond whose principal amount moves with a government price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,370,693,000, which represented 10.05% of the net assets of the fund.

5A portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $527,000, which represented less than .01% of the net assets of the fund.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

7Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $59,771,000, which represented .44% of the net assets of the fund.

8Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,868,000, which represented .02% of the net assets of the fund.
9Scheduled interest and/or principal payment was not received.
10Step bond; coupon rate will increase at a later date.
11Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-031-1112O-S32845

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Capital World Bond Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund (the “Fund”) as of September 30, 2012, and for the year then ended and have issued our report thereon dated November 9, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 9, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2012

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2012